UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07255

Oppenheimer International Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2014

Item 1.	Reports to Stockholders.

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OPPENHEIMER

INTERNATIONAL BOND FUND

ANNUAL REPORT 9.30.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/14

	1-Year	5-Year	10-Year
Class A Shares of the Fund without Sales Charge	1.86%	2.82%	6.31%
Class A Shares of the Fund with Sales Charge	-2.98	1.83	5.80
Reference Index	0.94	3.08	5.81
Citigroup Non-U.S. Dollar World Government Bond Index	-0.99	1.01	3.99
JPMorgan Government Bond Index	-1.54	4.43	8.80
JPMorgan Emerging Markets Bond Index	9.67	8.03	8.32

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER INTERNATIONAL BOND FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 1.86% during the reporting period, outperforming the Reference Index, a customized weighted index currently comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the JPMorgan Government Bond Index, and 20% of the JPMorgan Emerging Markets Bond Index, which returned 0.94%.

MARKET OVERVIEW

Over the first three months of the reporting period, risk markets generally rallied as central banks throughout the world maintained their accommodative policies. In the U.S., the Federal Reserve (“Fed”) maintained its open-ended quantitative easing program involving monthly bond purchases of $85 billion. In December 2013, the Fed announced for the first time that it would reduce its monthly purchases by $10 billion effective the following month. This set the stage for the Fed’s much anticipated tapering of the program. As the market gained clarity on when the Fed would eventually begin tapering, the yield on the 10-year Treasury note backed up sharply to end the year at 3.03%.

The global economy started 2014 with continued uncertain growth throughout the developed world. In fact, data in the U.S. softened for the first quarter, partially attributed to cold weather effects across much of the country, and surprised markets with a negative GDP print. In addition, renewed concerns about economic instability in the emerging markets caused some analysts to question the sustainability of the

 COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER INTERNATIONAL BOND FUND

global economic recovery, and the markets responded negatively to rising geopolitical tensions between Russia and Ukraine. This resulted in heightened volatility across multiple asset classes to begin the year. Growth in the Eurozone remained anemic, and the outlook for China softened a bit on the back of weaker economic data. However, in the spring, the U.S. and global economic recoveries seemed to get back on track. U.S. economic data released in the second quarter of 2014 was positive, with the economy finally regaining all of the jobs lost during the 2008 recession, and the U.S. stock market achieving record highs. The U.S. Department of Commerce later estimated that U.S. GDP rebounded at a robust 4.6% annualized rate during the second quarter. Markets were also buoyed by additional stimulative monetary policies enacted by central banks throughout the world, including the European Central Bank (the “ECB”).

The third quarter of 2014 marked a continuation of the Fed’s tapering with the 10-year Treasury yield rallying to end the reporting period at 2.49%, compared to 3.03% at the end of 2013. Economic growth in the U.S. remained largely on track while it slowed in other regions, including Europe, parts of both Latin America and parts of Asia Pacific. Interest rates in core Europe dropped significantly, and turned negative in many cases. The U.S. dollar rallied strongly against most major currencies, including the Russian ruble, Brazilian real, the euro, and Japanese yen. In many cases, the large move in currencies represented buying of the U.S.

dollar due to relative U.S. economic stability compared to weakening growth prospects elsewhere. The euro was challenged by persistent weakness in Europe—some of which was believed to be associated with the sanctions against Russia—and elevated concerns about deflation. Other nations faced headwinds as well. Japan’s economy remained moribund while Brazil faced a quadruple threat of recession, election uncertainty, inflation and a current account deficit. Falling commodity prices pressured natural resource exporters like Brazil, Russia and Australia. Russia was also under pressure due to sanctions related to hostilities in eastern Ukraine. Even countries with positive economic fundamentals (e.g., India and Korea) saw their currencies drop versus the dollar. Finally, the Chinese central bank moved to inject liquidity into the economy.

FUND REVIEW

Top contributors to the Fund’s performance this reporting period included the Fund’s foreign currency (“FX”) positioning and its exposure to developed market credit. We held a very low FX exposure, including in the euro and Japanese yen. This benefited this reporting period, particularly when the U.S. dollar rallied strongly over the third quarter of 2014 and the euro and yen declined. Among developed market credit, an overweight to European financials and peripheral sovereign credit benefited the Fund’s performance.

The Fund’s overall short-duration posture hurt performance, especially with regards to rates in core Europe. The yields on two-year

4      OPPENHEIMER INTERNATIONAL BOND FUND

sovereign debt in Germany, the Netherlands, France, Denmark, Switzerland, Belgium, Austria, and Finland turned negative as ECB activity – both realized and anticipated – influenced European bond markets. Notably, Irish short-term yields also turned negative marking that country’s advances since the peripheral debt crisis a few short years ago. Additionally, we were short in U.S. duration for most of the reporting period as we anticipate potential for a rise in U.S. rates as the current cycle plays out.

Also detracting from the Fund’s performance was our exposure to emerging market sovereign and corporate debt. The Fund’s investment in emerging market sovereign debt was negatively impacted by our overweight position in Venezuela and our underweight position in Argentina, and the performance of its emerging market corporate bond allocation was hindered by positions in Russia.

STRATEGY & OUTLOOK

Our outlook for international debt centers around four key themes. The first of which is that emerging market countries have become highly differentiated, but the removal of extraordinary monetary policy in the U.S. will affect a number of emerging market economies negatively. However, not all emerging market countries are experiencing fragilities. We believe that many are at a low point cyclically in their economic cycle, but very few face structural problems. As the U.S. interest rate cycle plays out, one of the most important things we will examine is whether or not emerging market policymakers are taking necessary steps to stay ahead of it. Those that do their homework and take action to keep their economies looking attractive either by “price” (high real yields) or “good looks” (a strong structural story) may show resilience to future volatility, while those that do not make proper adjustments may continue to suffer. Therefore, we will maintain our current lower allocations to emerging market debt and continue to concentrate our exposure, in both U.S. dollar (external) debt and local currency debt, in what we view as the “best stories.”

It is worth noting that we believe that another large driver of global growth and liquidity conditions, the European Union, remains a few years behind the U.S. business cycle. We expect that further easing on the part of the ECB may be on the horizon; nevertheless, we expect the Eurozone softness to be cyclical and likely to trough soon. Moreover, we believe that recent variability of U.S. economic data will likely be sorted out over time. Our view is that data will turn more positive and may cause interest rates in the U.S. to rise. We also believe that this dynamic will propel a strong U.S. dollar. As a result, we maintain our Fund level short duration position and will maintain our lower than average FX exposure with large underweights in the euro and yen among others.

Our third theme includes a positive view of credit. We continue to see evidence of solid balance sheets globally, and many European

5      OPPENHEIMER INTERNATIONAL BOND FUND

corporations continue to deleverage. However, U.S. dollar denominated debt may be more prone to future volatility should U.S. interest rates rise. In such an environment, we have concentrated our emerging market corporate exposure where we see the most attractive opportunities, and plan to maintain our allocation to developed market credit, and particularly to high yield European credit, where the deleveraging theme is likely to continue to be a boon.

Sara J. Zervos, Ph.D. Portfolio Manager

Finally, in this environment, we believe it will be “alpha” rather than “beta” that will drive emerging market debt performance and active management will be more important than ever. Moreover, we believe that active investment decisions in currency, interest rates and credit are more likely to produce positive performance (alpha) during periods that investors differentiate among markets rather than the beta associated with broad risk aversion moves. In particular, with the eventual rising of developed market bond yields presenting a head-wind, we believe country and currency selection (alpha) will be critical.

Hemant Baijal Portfolio Manager

6      OPPENHEIMER INTERNATIONAL BOND FUND

Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

United Kingdom	10.2%
Italy	7.6
Japan	6.9
Germany	5.3
Spain	5.1
France	4.8
Mexico	4.6
Brazil	3.9
Canada	3.5
India	3.2

Portfolio holdings and allocation are subject to change. Percentages are as of September 30, 2014, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on the total market value of investments.

7      OPPENHEIMER INTERNATIONAL BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/14

	Inception Date	1-Year	5-Year	10-Year
Class A (OIBAX)	6/15/95	1.86%	2.82%	6.31%
Class B (OIBBX)	6/15/95	1.06%	1.96%	5.79%
Class C (OIBCX)	6/15/95	1.13%	2.11%	5.56%
Class I (OIBIX)	1/27/12	2.32%	2.08%*	N/A
Class R (OIBNX)	3/1/01	1.55%	2.44%	5.90%
Class Y (OIBYX)	9/27/04	2.14%	3.11%	6.66%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/14

	Inception Date	1-Year	5-Year	10-Year
Class A (OIBAX)	6/15/95	-2.98%	1.83%	5.80%
Class B (OIBBX)	6/15/95	-3.87%	1.61%	5.79%
Class C (OIBCX)	6/15/95	0.14%	2.11%	5.56%
Class I (OIBIX)	1/27/12	2.32%	2.08%*	N/A
Class R (OIBNX)	3/1/01	0.56%	2.44%	5.90%
Class Y (OIBYX)	9/27/04	2.14%	3.11%	6.66%
* Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/14
Class A	2.42%
Class B	1.76
Class C	1.79
Class I	3.03
Class R	2.32
Class Y	2.81

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares.

8      OPPENHEIMER INTERNATIONAL BOND FUND

Standardized yield is based on net investment income for the 30-day period ended 9/30/14 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the Citigroup Non-U.S. Dollar World Government Bond Index, the JPMorgan Government Bond Index, the JPMorgan Emerging Markets Bond Index, and the Fund’s Reference Index. The Citigroup Non-U.S. Dollar World Government Bond Index is an index of fixed rate government bonds with maturities of one year or longer. The JPMorgan Government Bond Index is a comprehensive, global local Emerging Markets Index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The JPMorgan Emerging Markets Bond Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The Fund’s Reference Index is a customized weighted index currently comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the JPMorgan Government Bond Index, and 20% of the JPMorgan Emerging Markets Bond Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      OPPENHEIMER INTERNATIONAL BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During 6 Months Ended September 30, 2014
Class A	$1,000.00	$1,000.10	$5.08
Class B	1,000.00	996.20	8.95
Class C	1,000.00	996.30	8.85
Class I	1,000.00	1,002.40	2.76
Class R	1,000.00	998.80	6.28
Class Y	1,000.00	1,001.40	3.82

Hypothetical
(5% return before expenses)
Class A	1,000 .00	1,020 .00	5.13
Class B	1,000 .00	1,016 .14	9.04
Class C	1,000 .00	1,016 .24	8.93
Class I	1,000 .00	1,022 .31	2.79
Class R	1,000 .00	1,018 .80	6.35
Class Y	1,000 .00	1,021 .26	3.86

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2014 are as follows:

Class	Expense Ratios
Class A	1.01%
Class B	1.78
Class C	1.76
Class I	0.55
Class R	1.25
Class Y	0.76

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS September 30, 2014

		Principal Amount	Value

Asset-Backed Securities—0.6%

Avoca CLO VIII Ltd., Series VIII-X, Cl. E, 4.678%, 10/15/23[1]	EUR	6,170,000	$7,419,608

Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.929%, 11/15/23[1]	EUR	6,972,613	8,519,808

Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.855%, 7/24/23[1]	EUR	4,650,000	5,517,714

Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 4.158%, 1/25/23[1]	EUR	6,470,000	7,776,412

Harvest CLO IA SA:
Series I-X, Cl. C, 1.983%, 3/29/17[1]	EUR	62,840	79,404
Series I-X, Cl. D, 3.083%, 3/29/17[1]	EUR	2,530,000	3,204,119
Series I-X, Cl. E, 7.683%, 3/29/17[1]	EUR	2,530,000	3,199,821

Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.683%, 12/14/22[1]	EUR	6,034,185	7,318,905

Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 4.105%, 7/24/23[1]	EUR	1,654,222	1,894,006

Theseus European CLO SA, Series 2006-1X, Cl. E, 4.288%, 8/27/22[1]	EUR	3,505,000	4,276,269

Total Asset-Backed Securities (Cost $49,244,392)			49,206,066

Mortgage-Backed Obligation—0.3%

IM Pastor 4 Fondo de Titulizacion de Activos, Series 4, Cl. A, 0.222%, 3/22/44[1] (Cost $25,108,084)	EUR	22,535,383	26,231,071

U.S. Government Obligation—0.2%

United States Treasury Nts., 0.375%, 3/31/16[2,3] (Cost $19,983,594)		20,000,000	20,005,860

Foreign Government Obligations—57.7%

Angola—0.3%
Republic of Angola Via Northern Lights III BV Sr. Unsec. Nts., 7%, 8/16/19		22,000,000	23,805,100

Australia—2.2%
Commonwealth of Australia Sr. Unsec. Bonds:
1.25%, 2/21/22	AUD	25,000,000	23,637,748
2.00%, 8/21/35	AUD	12,500,000	12,149,186
3.25%, 4/21/29	AUD	4,625,000	3,782,688
4.50%, 10/21/14	AUD	59,000,000	51,714,013

New South Wales Treasury Corp. Sr. Unsec. Nts., 6%, 5/1/23	AUD	20,000,000	20,542,784

Queensland Treasury Corp. Sr. Unsec. Nts.:
Series 22, 6.00%, 7/21/22	AUD	7,400,000	7,456,865
Series 25, 4.75%, 7/21/25[4]	AUD	25,000,000	23,173,882
Series 33, 6.50%, 3/14/33	AUD	10,590,000	11,586,226

Victoria Treasury Corp. Sr. Unsec. Nts., 5.50%, 11/17/26	AUD	31,385,000	31,373,177

			185,416,569

Azerbaijan—0.1%
Republic of Azerbaijan International Bonds, 4.75%, 3/18/24[4]		6,490,000	6,652,250

Bahrain—0.1%
Kindom of Bahrain Bonds, 6%, 9/19/44[4]		5,000,000	5,050,000

12      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value

Belgium—1.9%
Kingdom of Belgium Bonds, Series 58, 3.75%, 9/28/20	EUR	100,000,000	$150,922,853

Kingdom of Belgium Unsec. Bonds, Series 60, 4.25%, 3/28/41[4]	EUR	5,055,000	8,923,409

			159,846,262

Brazil—2.8%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[4]		7,610,000	7,552,925

Federative Republic of Brazil International Bonds:
4.25%, 1/7/25		18,910,000	18,744,538
5.625%, 1/7/41		9,760,000	10,126,000

Federative Republic of Brazil Letra Tesouro Nacional Treasury Bills:
10.88%, 4/1/15[5]	BRL	73,290,000	28,369,630
10.954%, 1/1/15[5]	BRL	120,275,000	47,818,126

Federative Republic of Brazil Nota Do Tesouro Nacional Sr. Unsec. Nts., 9.762%, 1/1/17	BRL	199,685,000	77,854,793

Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18	BRL	11,400,000	4,370,129
9.762%, 1/1/21	BRL	15,700,000	5,769,874
10.00%, 1/1/23	BRL	32,580,000	11,730,935
10.00%, 1/1/25	BRL	15,555,000	5,504,595

Federative Republic of Brazil Sr. Unsec. Nts., 4.875%, 1/22/21		14,683,000	15,681,444

			233,522,989

Canada—0.8%
Canada Unsec. Bonds, 3.75%, 6/1/19	CAD	73,380,000	71,975,890

China—0.2%
Export-Import Bank of China (The) Sr. Unsec. Nts., 3.625%, 7/31/24[4]		16,315,000	16,122,467

Colombia—1.4%
Republic of Colombia Sr. Unsec. Bonds, Series B, 6%, 4/28/28	COP	19,795,000,000	8,754,788

Republic of Colombia Sr. Unsec. Nts.:
4.00%, 2/26/24		13,630,000	13,820,820
4.375%, 7/12/21		17,070,000	18,094,200
5.625%, 2/26/44		25,870,000	28,586,350
8.125%, 5/21/24		14,170,000	18,846,100
Series B, 7.00%, 5/4/22	COP	17,639,000,000	8,872,918
Series B, 10.00%, 7/24/24	COP	30,313,000,000	18,299,666

			115,274,842

Croatia—0.4%
Republic of Croatia Sr. Unsec. Nts.:
5.50%, 4/4/23[4]		23,420,000	24,239,700
6.375%, 3/24/21[4]		4,045,000	4,409,050
6.75%, 11/5/19[4]		2,450,000	2,713,375

			31,362,125

Denmark—0.5%
Kingdom of Denmark Bonds, 4%, 11/15/19	DKK	217,580,000	43,989,514

13      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Dominican Republic—0.3%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[4]		$10,940,000	$11,240,850

Dominican Republic Sr. Unsec. Bonds:
5.875%, 4/18/24[4]		3,500,000	3,622,500
6.60%, 1/28/24[4]		9,475,000	10,185,625
7.45%, 4/30/44[4]		4,145,000	4,476,600

			29,525,575

Ecuador—0.1%
Republic of Ecuador Sr. Unsec. Bonds, 7.95%, 6/20/24[4]		12,490,000	13,052,050

France—2.5%
French Republic OAT Bonds:
0.25%, 11/25/16	EUR	83,120,000	105,586,802
3.25%, 5/25/45	EUR	71,770,000	108,271,644

			213,858,446

Gabon—0.1%
Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[4]		8,765,000	9,378,550

Germany—2.2%
Federal Republic of Germany Unsec. Bonds:
1.50%, 5/15/24	EUR	67,500,000	89,965,835
2.50%, 10/10/14	EUR	50,050,000	63,234,047
2.50%, 8/15/46	EUR	22,080,000	32,057,058

			185,256,940

Greece—1.0%
Athens Urban Transportation Organisation Sr. Unsec. Nts., 4.851%, 9/19/16	EUR	7,135,000	9,012,132

Hellenic Republic Sr. Unsec. Bonds:
5.20%, 7/17/34	EUR	16,700,000	17,135,900
6.14%, 4/14/28	EUR	25,040,000	30,203,567

Hellenic Republic Sr. Unsec. Nts.:
3.80%, 8/8/17	JPY	2,511,000,000	22,403,935
Series 15BR, 5.00%, 8/22/16	JPY	418,400,000	3,874,516

			82,630,050

Hungary—0.7%
Hungary Sr. Unsec. Bonds, 8%, 2/12/15	HUF	1,177,000,000	4,889,228

Hungary Sr. Unsec. Nts.:
5.375%, 2/21/23		13,375,000	14,177,500
5.375%, 3/25/24		7,530,000	7,962,975
7.625%, 3/29/41		3,135,000	4,012,800

Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	2,494,000,000	12,088,232
Series 23/A, 6.00%, 11/24/23	HUF	3,201,000,000	14,448,727

			57,579,462

India—2.4%
Indian Railway Finance Corp. Ltd. Sr. Unsec. Nts., 3.417%, 10/10/17		15,000,000	15,411,120

14      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value

India (Continued)
Republic of India Sr. Unsec. Bonds:
7.28%, 6/3/19	INR	5,573,000,000	$86,487,347
8.12%, 12/10/20	INR	2,450,000,000	38,872,368
8.83%, 11/25/23	INR	3,647,000,000	59,795,683

			200,566,518

Indonesia—2.2%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[4]		24,620,000	25,481,700

Perusahaan Penerbit SBSN Indonesia III Unsec. Nts.:
4.35%, 9/10/24[4]		4,560,000	4,457,400
6.125%, 3/15/19[4]		14,480,000	16,036,600

Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 4/15/23[4]		7,830,000	7,321,050
4.625%, 4/15/43[4]		4,035,000	3,570,975
4.875%, 5/5/21[4]		18,625,000	19,463,125
5.375%, 10/17/23[4]		6,690,000	7,175,025
5.875%, 1/15/24[4]		9,340,000	10,320,700
11.625%, 3/4/19[4]		4,245,000	5,667,075

Republic of Indonesia Treasury Bonds:
Series FR68, 8.375%, 3/15/34	IDR	340,750,000,000	26,486,217
Series FR70, 8.375%, 3/15/24	IDR	364,910,000,000	29,837,419
Series FR71, 9.00%, 3/15/29	IDR	372,270,000,000	31,156,723

			186,974,009

Italy—6.4%
Republic of Italy Buoni Poliennali del Tesoro Unsec. Bonds:
3.50%, 11/1/17	EUR	21,770,000	29,896,694
4.00%, 9/1/20	EUR	54,165,000	78,817,846
4.50%, 3/1/19	EUR	26,305,000	38,402,971
4.50%, 3/1/24	EUR	15,000,000	22,560,997
4.75%, 9/1/44[4]	EUR	33,030,000	50,312,811
5.00%, 9/1/40	EUR	40,540,000	63,588,359

Republic of Italy Certificati di Credito del Tesoro Unsec. Nts.:
0.80%, 12/1/14[1]	EUR	142,900,000	180,644,883
1.228%, 10/15/17[1]	EUR	22,685,000	28,998,838

Republic of Italy International Sr. Unsec. Bonds, 4.50%, 6/8/15	JPY	5,000,000,000	46,988,192

			540,211,591

Ivory Coast—0.7%
Republic of Cote d’Ivoire Sr. Unsec. Bonds:
5.375%, 7/23/24[4]		8,000,000	7,670,000
5.75%, 12/31/32[1]		54,190,000	51,954,662

			59,624,662

Japan—6.4%
Japan Bank for International Cooperation Sr. Unsec. Nts.,
2.30%, 3/19/18	CAD	13,205,000	11,942,392

Japan Sr. Unsec. Bonds:
Series 112, 2.10%, 6/20/29	JPY	5,243,000,000	55,659,698
Series 134, 1.80%, 3/20/32	JPY	14,053,000,000	141,406,943
Series 143, 1.60%, 3/20/33	JPY	13,914,000,000	134,613,684
Series 328, 0.60%, 3/20/23	JPY	1,115,000,000	10,337,196
Series 329, 0.80%, 6/20/23	JPY	3,029,000,000	28,519,882

15      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Japan (Continued)
Japan Sr. Unsec. Bonds: (Continued)
Series 36, 2.00%, 3/20/42	JPY	12,678,000,000	$126,613,310
Series 38, 1.80%, 3/20/43	JPY	3,031,000,000	28,945,325

			538,038,430

Kazakhstan—0.1%
Development Bank of Kazakhstan JSC Sr. Unsec. Bonds, 4.125%, 12/10/22[4]		7,070,000	6,716,500

Kenya—0.1%
Republic of Kenya Sr. Unsec. Bonds:
5.875%, 6/24/19[4]		4,755,000	4,903,594
6.875%, 6/24/24[4]		6,450,000	6,801,525

			11,705,119

Latvia—0.1%
Republic of Latvia Sr. Unsec. Nts., 5.25%, 6/16/21[4]		8,300,000	9,249,271

Lebanon—0.2%
Lebanese Republic International Bonds:
5.45%, 11/28/19		4,080,000	4,136,916
6.00%, 1/27/23		2,435,000	2,463,003
6.10%, 10/4/22		5,220,000	5,337,450
6.60%, 11/27/26		5,775,000	5,933,812

			17,871,181

Lithuania—0.3%
Republic of Lithuania Sr. Unsec. Bonds, 6.125%, 3/9/21[4]		20,300,000	23,522,625

Malaysia—0.7%
1MDB Global Investments Ltd. Sr. Unsec. Nts., 4.40%, 3/9/23		30,000,000	30,262,500

Federation of Malaysia Sr. Unsec. Bonds, 4.262%, 9/15/16	MYR	83,350,000	25,846,758

			56,109,258

Mexico—2.0%
United Mexican States Sr. Unsec. Nts., 5.625%, 3/19/14	GBP	8,000,000	13,196,161

United Mexican States Treasury Bills, 3.06%, 11/27/14[5]	MXN	296,500,000	21,975,064

United Mexican States Unsec. Bonds:
Series M, 6.50%, 6/9/22	MXN	352,750,000	27,256,710
Series M, 8.00%, 12/7/23	MXN	44,000,000	3,717,062
Series M10, 7.75%, 12/14/17	MXN	751,940,000	61,128,263
Series M20, 4.75%, 3/8/44		3,260,000	3,243,700
Series M20, 7.50%, 6/3/27	MXN	141,470,000	11,543,880
Series M20, 8.50%, 5/31/29	MXN	203,080,000	17,859,851
Series M30, 8.50%, 11/18/38	MXN	96,800,000	8,550,091
Series M30, 10.00%, 11/20/36	MXN	45,100,000	4,548,893

			173,019,675

Morocco—0.3%
Kingdom of Morocco Sr. Unsec. Bonds, 5.50%, 12/11/42[4]		6,530,000	6,530,000

Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[4]		17,475,000	17,434,807

			23,964,807

16      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value

New Zealand—0.1%
Commonwealth of New Zealand Bonds, 3%, 9/20/30	NZD	10,000,000	$8,352,197

Nigeria—0.1%
Federal Republic of Nigeria Unsec. Bonds, 16.39%, 1/27/22	NGN	1,088,000,000	7,938,383

Panama—0.3%
Republic of Panama Sr. Unsec. Bonds:
4.00%, 9/22/24		4,550,000	4,561,375
5.20%, 1/30/20		8,220,000	9,083,100
6.70%, 1/26/36		4,710,000	5,805,075
9.375%, 4/1/29		4,370,000	6,500,375

			25,949,925

Paraguay—0.1%
Republic of Paraguay Sr. Unsec. Bonds, 6.10%, 8/11/44[4]		10,180,000	10,790,800

Peru—0.5%
Republic of Peru Sr. Unsec. Bonds:
6.55%, 3/14/37		8,280,000	10,474,200
7.35%, 7/21/25		7,640,000	9,989,300
7.84%, 8/12/20[4]	PEN	16,505,000	6,516,662
8.20%, 8/12/26[4]	PEN	34,370,000	14,192,508

			41,172,670

Philippines—0.5%
Republic of the Philippines Sr. Unsec. Bonds:
6.375%, 1/15/32		14,555,000	18,139,169
6.375%, 10/23/34		17,680,000	22,321,000

			40,460,169

Poland—0.5%
Republic of Poland Sr. Unsec. Bonds:
3.00%, 3/17/23		31,470,000	30,506,389
5.125%, 4/21/21		13,210,000	14,741,699

			45,248,088

Portugal—0.1%
Republic of Portugal Obrigacoes do Tesouro OT Sr. Unsec. Bonds, 4.75%, 6/14/19	EUR	6,620,000	9,507,930

Romania—0.9%
Romania Sr. Unsec. Bonds:
4.875%, 1/22/24[4]		6,045,000	6,437,925
6.125%, 1/22/44[4]		8,025,000	9,241,494
6.75%, 2/7/22[4]		23,770,000	28,197,162

Romania Unsec. Bonds:
5.85%, 4/26/23	RON	26,670,000	8,546,344
5.90%, 7/26/17	RON	64,340,000	19,882,705

			72,305,630

Russia—1.3%
AHML Via AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[4]	RUB	132,500,000	3,058,851

Russian Federation Sr. Unsec. Bonds:
4.875%, 9/16/23[4]		16,600,000	16,454,750
5.875%, 9/16/43[4]		6,275,000	6,447,562

17      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Russia (Continued)
Russian Federation Sr. Unsec. Bonds: (Continued)
7.50%, 3/31/30[1,4]		$11,668,825	$13,100,940

Russian Federation Sr. Unsec. Nts., 5%, 4/29/20[4]		10,620,000	10,832,931

Russian Federation Unsec. Bonds:
Series 6205, 7.60%, 4/14/21	RUB	201,500,000	4,714,864
Series 6206, 7.40%, 6/14/17	RUB	821,000,000	19,863,572
Series 6209, 7.60%, 7/20/22	RUB	166,200,000	3,836,418
Series 6210, 6.80%, 12/11/19	RUB	139,600,000	3,210,067
Series 6212, 7.05%, 1/19/28	RUB	164,300,000	3,477,205
Series 6215, 7.00%, 8/16/23	RUB	334,300,000	7,350,277
Series 6216, 6.70%, 5/15/19	RUB	898,500,000	20,545,506

			112,892,943

Senegal—0.1%
Republic of Senegal Unsec. Bonds, 6.25%, 7/30/24[4]		6,790,000	6,806,975

Serbia—0.3%
Republic of Serbia Sr. Unsec. Bonds, 5.25%, 11/21/17[4]		11,685,000	12,064,762

Republic of Serbia Unsec. Bonds, 5.875%, 12/3/18[4]		12,495,000	13,088,513

			25,153,275

Singapore—0.2%
Republic of Singapore Sr. Unsec. Bonds, 2.375%, 4/1/17	SGD	25,130,000	20,538,619

Slovenia—0.1%
Republic of Slovenia Bonds, 4.125%, 2/18/19[4]		5,235,000	5,464,031

South Africa—1.9%
Republic of South Africa Sr. Unsec. Bonds:
5.375%, 7/24/44		8,670,000	8,621,231
5.875%, 5/30/22		4,235,000	4,700,850
5.875%, 9/16/25		16,150,000	17,813,450
Series R208, 6.75%, 3/31/21	ZAR	514,540,000	43,012,721

Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	311,100,000	26,966,044
Series 2032, 8.25%, 3/31/32	ZAR	75,500,000	6,290,026
Series 2048, 8.75%, 2/28/48	ZAR	101,300,000	8,765,522
Series R186, 10.50%, 12/21/26	ZAR	417,300,000	43,090,444

			159,260,288

Spain—1.3%
Instituto de Credito Oficial Sr. Unsec. Nts., 5%, 5/15/15	NOK	85,000,000	13,415,956

Kingdom of Spain Bonds:
3.80%, 4/30/24[4]	EUR	15,000,000	21,796,744
5.15%, 10/31/44[4]	EUR	22,140,000	36,430,732

Kingdom of Spain Sr. Unsec. Bonds:
2.75%, 10/31/24[4]	EUR	12,000,000	15,929,632
4.50%, 1/31/18	EUR	18,675,000	26,604,153

			114,177,217

Sri Lanka—0.3%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[4]		8,565,000	8,907,600

18      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value

Sri Lanka (Continued)
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds: (Continued)
6.00%, 1/14/19[4]		$9,030,000	$9,549,225
6.25%, 10/4/20[4]		10,195,000	10,883,163

			29,339,988

Sweden—0.2%
Kingdom of Sweden Unsec. Bonds, 4.25%, 3/12/19	SEK	108,600,000	17,479,694

Tanzania—0.2%
United Republic of Tanzania Sr. Unsec. Nts., 6.329%, 3/9/20[1]		12,160,000	13,163,200

Turkey—1.9%
Republic of Turkey Bonds:
8.20%, 7/13/16	TRY	33,900,000	14,563,352
8.30%, 10/7/15	TRY	14,215,000	6,194,145
8.80%, 11/14/18	TRY	44,165,000	18,944,070
8.80%, 9/27/23	TRY	34,465,000	14,298,914
10.40%, 3/20/24	TRY	20,180,000	9,241,023
10.50%, 1/15/20	TRY	12,240,000	5,621,190

Republic of Turkey Sr. Unsec. Bonds:
4.35%, 11/12/21	EUR	7,830,000	10,661,077
6.25%, 9/26/22		16,195,000	17,854,987
6.625%, 2/17/45		9,110,000	10,237,363
6.875%, 3/17/36		6,590,000	7,578,829

Republic of Turkey Unsec. Bonds:
5.828%, 2/11/15[6]	TRY	20,680,000	13,099,527
6.30%, 2/14/18	TRY	28,925,000	11,571,652
7.10%, 3/8/23	TRY	25,530,000	9,560,223
9.00%, 3/8/17	TRY	6,615,000	2,883,920
9.00%, 7/24/24	TRY	14,750,000	6,210,219

			158,520,491

Ukraine—0.2%
Ukraine International Bonds:
6.875%, 9/23/15[4]		1,160,000	1,041,332
7.50%, 4/17/23[4]		3,655,000	3,084,637
7.80%, 11/28/22[4]		11,930,000	10,292,011
7.95%, 2/23/21[4]		3,790,000	3,245,188

			17,663,168

United Arab Emirates—0.2%
Dubai DOF Sukuk Ltd. Sr. Unsec. Nts., 3.875%, 1/30/23		2,930,000	2,919,013

Emirate of Dubai Sr. Unsec. International Bonds:
5.25%, 1/30/43		4,675,000	4,371,125
5.591%, 6/22/21		12,375,000	13,890,937

			21,181,075

United Kingdom—6.3%
United Kingdom Unsec. Treasury Bonds:
2.75%, 1/22/15	GBP	99,000,000	161,661,439
3.75%, 9/7/21	GBP	104,275,000	187,492,324
4.00%, 9/7/16	GBP	41,200,000	70,844,413
4.25%, 12/7/55	GBP	15,155,000	31,709,960

19      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

United Kingdom (Continued)
United Kingdom Unsec. Treasury Bonds: (Continued)
4.75%, 12/7/38	GBP	37,875,000	$80,050,151

			531,758,287

Uruguay—0.3%
Oriental Republic of Uruguay Sr. Unsec. Bonds:
4.50%, 8/14/24		17,945,000	18,842,250
5.10%, 6/18/50		5,985,000	5,820,413

			24,662,663

Venezuela—0.3%
Bolivarian Republic of Venezuela Sr. Unsec. Bonds:
7.00%, 3/31/38		1,465,000	838,713
7.75%, 10/13/19		25,185,000	17,566,538
8.25%, 10/13/24		3,420,000	2,197,350
13.625%, 8/15/18[4]		8,695,000	7,812,457

			28,415,058

Zambia—0.0%
Republic of Zambia Sr. Unsec. Bonds, 8.50%, 4/14/24[4]		2,380,000	2,708,738

Total Foreign Government Obligations (Cost $5,023,096,306)			4,882,784,229

Corporate Bonds and Notes—27.4%

Consumer Discretionary—1.2%

Auto Components—0.2%

GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,485,000	4,450,263
6.75% Sr. Unsec. Nts., 10/28/19	GBP	4,585,000	8,600,046

			13,050,309

Automobiles—0.1%

Daimler Finance North America LLC, 2.375% Sr. Unsec. Nts., 8/1/18[4]		6,035,000	6,115,314
Geely Automobile Holdings Ltd., 5.25% Sr. Unsec. Nts., 10/6/19[4,9]		1,400,000	1,386,000
Toyota Motor Credit Corp., 1.80% Sr. Unsec. Nts., 7/23/20	EUR	3,910,000	5,231,034

			12,732,348

Hotels, Restaurants & Leisure—0.1%

GTECH SpA, 8.25% Jr. Sub. Nts., 3/31/66[1,4]	EUR	5,096,000	6,909,264

Household Durables—0.0%

Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[4]		1,200,000	1,134,000

Media—0.8%

Altice SA, 7.25% Sr. Sec. Nts., 5/15/22[4]	EUR	13,115,000	17,206,791

Myriad International Holdings BV, 6% Sr. Unsec. Nts., 7/18/20[4]		3,290,000	3,586,100

UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[4]	EUR	6,840,000	9,481,590

Virgin Media Finance plc:
6.375% Sr. Unsec. Nts., 10/15/24	GBP	3,500,000	5,657,116
7.00% Sr. Unsec. Nts., 4/15/23	GBP	5,000,000	8,612,359

20      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value

Media (Continued)

Virgin Media Finance plc: (Continued)
7.00% Sr. Unsec. Nts., 4/15/23[4]	GBP	3,315,000	$5,709,994

Virgin Media Secured Finance plc, 6% Sr. Sec. Nts., 4/15/21[4,9]	GBP	6,845,000	11,496,477

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[4]		3,415,000	3,543,063

			65,293,490

Textiles, Apparel & Luxury Goods—0.0%

Levi Strauss & Co., 7.75% Sr. Unsec. Nts., 5/15/18	EUR	175,000	229,875

Consumer Staples—0.2%

Beverages—0.1%

Compania Brasileira de Aluminio, 4.75% Sr. Unsec. Nts., 6/17/24[4]		7,940,000	7,523,150

Pernod Ricard SA:
4.45% Sr. Unsec. Nts., 1/15/22[4]		3,065,000	3,244,735
5.75% Sr. Unsec. Nts., 4/7/21[4]		2,550,000	2,908,680

			13,676,565

Food Products—0.1%

BRF SA, 4.75% Sr. Unsec. Nts., 5/22/24[4]		2,265,000	2,236,687

Marfrig Holding Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[4]		1,660,000	1,619,330

Marfrig Overseas Ltd., 9.50% Sr. Unsec. Nts., 5/4/20[4]		1,735,000	1,847,775

Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[4]		1,445,000	1,474,623

			7,178,415

Energy—3.9%

Energy Equipment & Services—0.7%

GNL Quintero SA, 4.634% Sr. Unsec. Nts., 7/31/29[4]		2,205,000	2,203,655

North Atlantic Drilling Ltd., 6.08% Sr. Unsec. Nts., 10/30/18[1,4]	NOK	21,500,000	3,007,607

Odebrecht Offshore Drilling Finance Ltd., 6.75% Sr. Sec. Nts., 10/1/22[4]		7,815,572	8,128,194

Pertamina Persero PT, 5.625% Sr. Unsec. Nts., 5/20/43[4]		17,615,000	16,117,725

QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[4]		1,415,000	1,418,538

Seadrill Ltd., 6.125% Sr. Unsec. Nts., 9/15/17[4]		8,660,000	8,670,825

Sinopec Group Overseas Development 2013 Ltd., 4.375% Sr. Unsec. Nts., 10/17/23[4]		9,990,000	10,329,800

Sinopec Group Overseas Development 2014 Ltd., 2.75% Sr. Unsec. Nts., 4/10/19[4]		12,930,000	12,897,417

			62,773,761

Oil, Gas & Consumable Fuels—3.2%

Afren plc, 6.625% Sr. Sec. Nts., 12/9/20[4]		1,695,000	1,622,962

CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Nts., 10/3/23[4]		9,930,000	10,327,061

Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[4]		1,410,000	1,357,125

Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[4]		1,945,000	1,984,236

Dolphin Energy Ltd., 5.50% Sr. Sec. Nts., 12/15/21[4]		5,650,000	6,328,000

Empresa Nacional del Petroleo:
4.75% Sr. Unsec. Nts., 12/6/21[4]		12,680,000	13,149,883
5.25% Sr. Unsec. Nts., 8/10/20[4]		6,685,000	7,173,473

Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[4]		3,330,000	3,121,875

21      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

KazMunayGas National Co. JSC:
5.75% Sr. Unsec. Nts., 4/30/43[4]		$10,315,000	$9,708,478
7.00% Sr. Unsec. Nts., 5/5/20[4]		3,300,000	3,686,100
9.125% Sr. Unsec. Nts., 7/2/18[4]		7,405,000	8,691,619

MEG Energy Corp.:
6.50% Sr. Unsec. Nts., 3/15/21[4]		4,180,000	4,305,400
7.00% Sr. Unsec. Nts., 3/31/24[4]		3,325,000	3,449,687

Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec. Nts., 12/13/22[4]		2,990,000	2,616,250

Oil India Ltd., 5.375% Sr. Unsec. Nts., 4/17/24		15,000,000	15,914,100

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[4]		11,141,000	11,432,683
5.45% Sr. Unsec. Nts., 10/14/21[4]		596,000	660,852

Pacific Rubiales Energy Corp.:
5.125% Sr. Unsec. Nts., 3/28/23[4]		5,000,000	4,801,500
5.625% Sr. Unsec. Nts., 1/19/25[4]		10,955,000	10,554,595

Petroleos de Venezuela SA:
5.375% Sr. Unsec. Nts., 4/12/27		9,000,000	4,509,000
6.00% Sr. Unsec. Nts., 11/15/26[4]		18,275,000	9,594,375
9.00% Sr. Unsec. Nts., 11/17/21		11,395,000	7,663,138

Petroleos Mexicanos:
3.50% Sr. Unsec. Nts., 1/30/23		13,635,000	13,137,322
6.375% Sr. Unsec. Nts., 1/23/45[4]		26,180,000	29,669,794
6.625% Sr. Unsec. Nts., 6/15/35		9,465,000	11,031,457
8.00% Sr. Unsec. Nts., 5/3/19		31,130,000	37,963,035

Petroleum Co. of Trinidad & Tobago Ltd.:
6.00% Sr. Unsec. Nts., 5/8/22[4]		2,503,333	2,709,858
9.75% Sr. Unsec. Nts., 8/14/19[4]		4,665,000	5,901,225

Petronas Capital Ltd., 7.875% Sr. Unsec. Nts., 5/22/22[4]		10,790,000	14,059,942

PTT Exploration & Production PCL, Sub. Perpetual Bonds, 4.875%[1,4,7]		5,000,000	5,062,500

Sibur Securities Ltd., 3.914% Sr. Unsec. Nts., 1/31/18[4]		1,225,000	1,127,000

Tengizchevroil Finance Co. Sarl, 6.124% Sr. Sec. Nts., 11/15/14[4]		1,007,482	1,012,167

Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[4]		4,056,000	4,076,280

			268,402,972

Financials—13.8%

Capital Markets—0.9%

Deutsche Bank Capital Trust V, 4.901% Jr. Sub. Perpetual Bonds[1,7,8]		23,100,000	22,869,000

Fermaca Enterprises S de RL de CV, 6.375% Sr. Sec. Nts., 3/30/38[4]		3,230,000	3,399,575

Is Yatirim Menkul Degerler AS, 9.786% Unsec. Nts., 2/24/15[5]	TRY	16,850,000	7,113,482

Mdc-Gmtn BV, 3.25% Sr. Unsec. Nts., 4/28/22[4]		5,665,000	5,699,047

Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[4]	MXN	151,500,000	10,856,189

Seven & Seven Ltd., 1.395% Sr. Unsec. Nts., 9/11/19[1,8]		5,000,000	5,001,180

UBS AG (Jersey Branch), 7.25% Sub. Nts., 2/22/22[1]		19,715,000	21,102,818

			76,041,291

22      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value

Commercial Banks—10.0%

Abbey National Treasury Services plc, 2.35% Sr. Unsec. Nts., 9/10/19		$6,000,000	$5,947,938

Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[4]	TRY	11,095,000	4,361,148

Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[4]	BRL	8,360,000	3,278,766

Banco Bilbao Vizcaya Argentaria SA, 9% Jr. Sub. Perpetual Bonds[1,7]		2,000,000	2,135,000

Banco del Estado de Chile, 4.125% Sr. Unsec. Nts., 10/7/20[4]		15,125,000	15,867,078

Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[4]	BRL	14,290,000	5,633,684

Banco Santander SA, 6.375% Jr. Sub. Perpetual Bonds[1,7]		2,060,000	1,958,030

Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22		6,700,000	6,757,928

Bank of Ireland, 10% Sub. Nts., 2/12/20	EUR	10,000,000	15,638,542

Bank of Scotland plc:
4.875% Sec. Nts., 11/8/16	GBP	5,170,000	9,009,737
4.875% Sec. Nts., 12/20/24	GBP	8,675,000	16,516,483

Barclays plc:
4.375% Sub. Nts., 9/11/24		12,000,000	11,648,760
6.50% Jr. Sub. Perpetual Bonds[1,7]	EUR	15,000,000	18,235,284
7.00% Jr. Sub. Perpetual Bonds[1,7]	GBP	11,433,000	17,584,709
8.25% Jr. Sub. Perpetual Bonds[1,7]		8,000,000	8,226,000

BNP Paribas SA, 5.945% Jr. Sub. Perpetual Bonds[1,7]	GBP	9,965,000	16,597,561

BPCE SA:
4.50% Sub. Nts., 3/15/25[4]		5,000,000	4,866,060
5.70% Sub. Nts., 10/22/23[4]		4,235,000	4,518,533
9.00% Jr. Sub. Perpetual Bonds[1,7]	EUR	17,050,000	22,234,933

Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[4]		11,015,000	11,455,600

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[4]		15,775,000	18,271,851

Corp. Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[4]		9,995,000	10,569,712

Corpbanca SA, 3.875% Sr. Unsec. Nts., 9/22/19[4]		3,270,000	3,293,809

CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[4]		3,530,000	3,542,270

Credit Agricole SA:
6.637% Jr. Sub. Perpetual Bonds[1,4,7]		3,486,000	3,695,495
8.375% Jr. Sub. Perpetual Bonds[1,7,8]		41,450,000	47,895,475
8.375% Jr. Sub. Perpetual Bonds[1,7]		1,200,000	1,395,000

Danske Bank:
5.684% Jr. Sub. Perpetual Bonds[1,7]	GBP	7,025,000	11,869,746
5.75% Jr. Sub. Perpetual Bonds[1,7]	EUR	410,000	516,880

DBS Bank Ltd., 3.625% Sub. Nts., 9/21/22[1,4]		3,935,000	4,067,818

EUROFIMA, 6.25% Sr. Unsec. Nts., 12/28/18	AUD	5,270,000	5,111,088

European Investment Bank, 6% Sr. Unsec. Nts., 8/6/20	AUD	15,000,000	14,723,529

Export-Import Bank of India, 4% Sr. Unsec. Nts., 1/14/23		5,245,000	5,224,335

Finansbank AS, 6.25% Sr. Unsec. Nts., 4/30/19[4]		2,090,000	2,179,452

Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[4]		6,870,000	6,818,475

Hana Bank, 4.375% Sub. Nts., 9/30/24[4]		20,000,000	20,140,480

HBOS Capital Funding LP, 6.461% Jr. Sub. Perpetual Bonds[1,7]	GBP	3,385,000	5,790,782

HSBC Holdings plc, 6.375% Jr. Sub. Perpetual Bonds[1,7]		20,635,000	20,635,000

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,4]		3,395,000	3,557,960

ICICI Bank Ltd. (Hong Kong), 5.75% Sr. Unsec. Nts., 11/16/20[4]		16,020,000	17,790,979

Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[4]		8,705,000	8,474,274

Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[1]		10,000,000	10,315,250

23      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Commercial Banks (Continued)

Lloyds Bank plc, 2.35% Sr. Unsec. Nts., 9/5/19		$5,000,000	$4,968,180

Lloyds Banking Group plc:
7.00% Jr. Sub. Perpetual Bonds[1,7]	GBP	10,000,000	16,033,173
7.625% Jr. Sub. Perpetual Bonds[1,7]	GBP	1,235,000	2,012,131

Lloyds TSB Bank plc, 6% Sec. Nts., 2/8/29	GBP	15,365,000	32,605,616

MFB Magyar Fejlesztesi Bank Zrt, 6.25% Sr. Unsec. Nts., 10/21/20[4]		13,900,000	15,429,000

Mizuho Bank Ltd.:
1.70% Sr. Unsec. Nts., 9/25/17[4]		10,000,000	9,998,220
2.45% Sr. Unsec. Nts., 4/16/19[4]		4,890,000	4,885,398

NN Group NV:
4.625% Sub. Nts., 4/8/44[1]	EUR	1,490,000	1,929,296
6.375% Sub. Nts., 5/7/27[1]	EUR	26,900,000	37,428,792

NongHyup Bank, 2.75% Sr. Unsec. Nts., 9/29/19[4]		15,000,000	15,004,950

Nordea Bank AB:
5.50% Jr. Sub. Perpetual Bonds[1,4,7]		5,165,000	5,087,525
6.125% Jr. Sub. Perpetual Bonds[1,4,7]		10,725,000	10,550,847

Oversea-Chinese Banking Corp. Ltd.:
3.75% Sub. Nts., 11/15/22[1]		4,500,000	4,657,950
4.00% Sub. Nts., 10/15/24[1,4]		22,000,000	22,254,276
4.25% Sub. Nts., 6/19/24[4]		15,000,000	15,012,015

Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,4,7]	GBP	8,355,000	14,298,322

RBS Capital Trust III, 2.073% Jr. Sub. Perpetual Bonds[1,7]		6,328,000	6,233,080

Royal Bank of Scotland Group plc, 6% Sub. Nts., 12/19/23		8,720,000	9,160,055

Royal Bank of Scotland Group PLC, 3.625% Sub. Nts., 3/25/24[1]	EUR	9,000,000	11,608,235

Royal Bank of Scotland plc (The):
2.375% Sub. Nts., 11/2/15	CHF	3,020,000	3,188,468
13.125% Sub. Nts., 3/19/22[1]	AUD	30,052,000	31,025,670

Santander UK plc, 5% Sub. Nts., 11/7/23[4]		2,800,000	2,943,973

Sberbank of Russia Via SB Capital SA, 6.125% Sr. Unsec. Nts., 2/7/22[4]		1,095,000	1,100,475

Scottish Widows plc, 5.125% Jr. Sub. Perpetual Bonds[1,7]	GBP	1,760,000	2,867,633

Skandinaviska Enskilda Banken AB, 2.375% Sr. Unsec. Nts., 11/20/18[4]		6,100,000	6,131,079

Societe Generale SA:
5.00% Sub. Nts., 1/17/24[4]		4,540,000	4,580,252
5.922% Jr. Sub. Perpetual Bonds[1,4,7]		12,480,000	13,228,800
6.00% Jr. Sub. Perpetual Bonds[1,4,7]		5,000,000	4,592,000
7.875% Jr. Sub. Perpetual Bonds[1,4,7]		12,120,000	12,123,030
8.25% Jr. Sub. Perpetual Bonds[1,7]		5,000,000	5,152,500

Standard Chartered plc, 5.20% Sub. Nts., 1/26/24[4]		10,000,000	10,543,370

State Bank of India (London), 4.875% Sr. Unsec. Nts., 4/17/24[4]		2,260,000	2,352,834

TC Ziraat Bankasi AS, 4.25% Sr. Unsec. Nts., 7/3/19[4]		16,310,000	15,975,645

Toronto-Dominion Bank (The), 2.625% Sr. Unsec. Nts., 9/10/18		6,125,000	6,269,728

Turkiye Garanti Bankasi AS, 4.75% Sr. Unsec. Nts., 10/17/19[4]		3,230,000	3,233,230

Turkiye Halk Bankasi AS, 4.75% Sr. Unsec. Nts., 6/4/19[4]		2,590,000	2,578,345

24      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value

Commercial Banks (Continued)

Turkiye Is Bankasi AS, 8.864% Unsec. Nts., 2/9/15[5]	TRY	16,300,000	$6,921,101

Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[4]		2,595,000	2,491,200

United Overseas Bank Ltd., 2.875% Sub. Nts., 10/17/22[1]		18,000,000	18,214,200

Woori Bank Co. Ltd., 4.75% Sub. Nts., 4/30/24[4]		20,000,000	20,273,100

			843,295,128

Consumer Finance—0.1%

Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[10]		14,000,000	805,000

Lock AS, 7% Sr. Sec. Nts., 8/15/21[4]	EUR	8,000,000	10,445,424

			11,250,424

Diversified Financial Services—1.8%

ABN AMRO Bank NV, 4.31% Jr. Sub. Perpetual Bonds[1,7]	EUR	11,455,000	14,757,863

AG Spring Finance II Ltd., 9.50% Sr. Sec. Nts., 6/1/19[4]	EUR	2,000,000	2,260,859

AG Spring Finance Ltd., 7.50% Sr. Sec. Nts., 6/1/18[4]	EUR	2,000,000	2,428,214

AyT Cedulas Cajas X Fondo de Titulizacion de Activos, 3.75% Sec. Nts., 6/30/25	EUR	5,000,000	6,970,444

Baggot Securities Ltd., 10.24% Sec. Perpetual Bonds[4,7]	EUR	10,420,000	13,983,542

Banco BTG Pactual SA (Cayman Islands), 4% Sr. Unsec. Nts., 1/16/20[4]		7,110,000	6,736,725

Banco BTG Pactual SA (Luxembourg), 8.75% Jr. Sub. Perpetual Bonds[1,4,7]		2,340,000	2,383,290

Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[10]	MXN	27,602,566	—

CDP Financial, Inc., 3.15% Sr. Unsec. Nts., 7/24/24[4]		20,000,000	19,869,500

Cedulas TDA 6 Fondo de Titulizacion de Activos, 3.875% Sec. Nts., 5/23/25	EUR	5,000,000	7,163,584

Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[4]		2,945,000	3,073,844

Corp. Financiera de Desarrollo SA, 5.25% Sub. Nts., 7/15/29[1,4]		2,410,000	2,449,163

Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[4]		24,865,000	26,412,846

FTE Verwaltungs GmbH, 9% Sr. Sec. Nts., 7/15/20[4]	EUR	4,820,000	6,521,664

JPMorgan Hipotecaria su Casita:
6.10% Sec. Nts., 9/25/35	MXN	7,051,595	686,657
6.47% Sec. Nts., 8/26/35[8]	MXN	34,101,099	255,820

Magyar Export-Import Bank Zrt, 5.50% Sr. Unsec. Nts., 2/12/18[4]		11,220,000	11,952,105

National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[4]		11,135,000	12,735,656

SPCM SA, 5.50% Sr. Unsec. Nts., 6/15/20[4]	EUR	775,000	1,047,384

State Grid Overseas Investment 2014 Ltd., 4.125% Sr. Unsec. Nts., 5/7/24[4]		12,400,000	12,742,054

			154,431,214

Insurance—0.5%

Assicurazioni Generali SpA, 7.75% Sr. Sub. Nts., 12/12/42[1]	EUR	2,000,000	3,127,552

Aviva plc, 6.125% Jr. Sub. Perpetual Bonds[1,7]	GBP	6,890,000	11,656,946

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,7,8]		15,025,000	15,832,594

25      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Insurance (Continued)
Swiss Reinsurance Co. via ELM BV, 3.89% Jr. Sub. Perpetual Bonds[1,7]	AUD	10,000,000	$8,544,615

			39,161,707

Real Estate Investment Trusts (REITs)—0.1%
TRUST F/1401, 5.25% Sr. Unsec. Nts., 12/15/24[4]		3,890,000	4,055,325

Real Estate Management & Development—0.4%
Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[4]		2,895,000	3,010,800
EMG SUKUK Ltd., 4.564% Sr. Unsec. Nts., 6/18/24		4,365,000	4,506,862
Fondo MIVIVIENDA SA, 3.50% Sr. Unsec. Nts., 1/31/23[4]		15,410,000	14,650,287
Franshion Brilliant Ltd., 5.75% Sr. Unsec. Nts., 3/19/19		2,190,000	2,255,700
Jafz Sukuk Ltd., 7% Sr. Unsec. Nts., 6/19/19		3,135,000	3,607,758
Logan Property Holdings Co. Ltd., 11.25% Sr. Unsec. Nts., 6/4/19		2,000,000	2,032,672
Sukuk Funding No 3 Ltd., 4.348% Sr. Unsec. Nts., 12/3/18		3,045,000	3,182,266
Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[4]	EUR	2,635,000	3,561,106

			36,807,451

Health Care—0.1%
Health Care Equipment & Supplies—0.1%
ConvaTec Healthcare D Sarl, 10.875% Sr. Unsec. Nts., 12/15/18[4]	EUR	3,505,000	4,781,149

Industrials—1.6%
Air Freight & Couriers—0.0%
Kazakhstan Temir Zholy Finance BV, 6.95% Sr. Unsec. Nts., 7/10/42[4]		1,550,000	1,682,587

Airlines—0.1%
Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[4]		9,155,000	9,109,225
Gol LuxCo SA, 8.875% Sr. Unsec. Nts., 1/24/22[4]		1,870,000	1,842,885

			10,952,110

Construction & Engineering—0.2%
China Overseas Finance Cayman II Ltd., 5.50% Sr. Unsec. Nts., 11/10/20		5,000,000	5,297,400
China Overseas Finance Cayman V Ltd., 3.95% Sr. Unsec. Nts., 11/15/22		5,000,000	4,691,570
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[4]		1,380,000	1,328,250
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[4]		2,105,000	2,070,709
Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18[4]	BRL	9,645,000	3,575,871

			16,963,800

Electrical Equipment—0.0%
ESAL GmbH, 6.25% Sr. Unsec. Nts., 2/5/23[4]		1,395,000	1,360,125

Industrial Conglomerates—0.5%
Alfa SAB de CV, 5.25% Sr. Unsec. Nts., 3/25/24[4]		2,540,000	2,711,450
CITIC Ltd.:
6.625% Sr. Unsec. Nts., 4/15/21		5,000,000	5,741,400

26      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Industrial Conglomerates (Continued)
CITIC Ltd.: (Continued)
6.80% Sr. Unsec. Nts., 1/17/23		$3,500,000	$4,053,000
General Electric Capital Australia Funding Pty Ltd., 7% Sr. Unsec. Nts., 10/8/15	AUD	23,660,000	21,516,643
Hutchison Whampoa Ltd., 3.75% Perpetual Bonds[1,7]	EUR	4,000,000	5,170,927
KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[4]		3,260,000	3,109,492

			42,302,912

Machinery—0.2%
KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[4]	EUR	5,145,000	6,966,277
Servus Luxembourg Holding SCA, 7.75% Sr. Sec. Nts., 6/15/18[4]	EUR	5,675,360	7,639,863

			14,606,140

Marine—0.1%
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[4]		4,720,000	4,720,000

Road & Rail—0.4%
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[4]		7,175,000	7,766,292
REFER-Rede Ferroviaria Nacional, 4% Sr. Unsec. Nts., 3/16/15	EUR	17,945,000	22,915,885

			30,682,177

Transportation Infrastructure—0.1%
DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[4]		5,245,000	5,907,444
Empresa de Transporte de Pasajeros Metro SA, 4.75% Unsec. Nts., 2/4/24[4]		5,330,000	5,545,449

			11,452,893
Information Technology—0.2%
Internet Software & Services—0.2%
Baidu, Inc., 2.75% Sr. Unsec. Nts., 6/9/19		5,700,000	5,674,703
Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[4]	EUR	5,325,000	7,129,286
Tencent Holdings Ltd., 3.375% Sr. Unsec. Nts., 5/2/19[4]		3,765,000	3,810,507

			16,614,496

IT Services—0.0%
Rolta Americas LLC, 8.875% Sr. Unsec. Nts., 7/24/19[4]		2,025,000	2,083,219

Materials—1.6%
Chemicals—0.2%
Braskem Finance Ltd., 5.375% Sr. Unsec. Nts., 5/2/22[4]		6,795,000	6,727,050
Mexichem SAB de CV:
4.875% Sr. Unsec. Nts., 9/19/22[4]		5,030,000	5,143,175
5.875% Sr. Unsec. Nts., 9/17/44[4]		7,000,000	6,877,500

			18,747,725

Construction Materials—0.6%
Calcipar SA, 6.875% Sr. Sec. Nts., 5/1/18[8]		380,000	393,300
CEMEX Espana SA, 9.875% Sr. Sec. Nts., 4/30/19[4]		12,505,000	13,943,075
Cemex Finance LLC, 9.375% Sr. Sec. Nts., 10/12/22[4]		3,935,000	4,456,388
Cemex SAB de CV:
4.75% Sr. Sec. Nts., 1/11/22[4]	EUR	2,440,000	3,089,547
5.70% Sr. Sec. Nts., 1/11/25[4]		17,720,000	17,117,520

27      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Construction Materials (Continued)
CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[4]		$2,520,000	$2,444,400
HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	1,955,000	2,598,484
7.50% Sr. Unsec. Nts., 4/3/20	EUR	1,775,000	2,824,811
8.00% Sr. Unsec. Nts., 1/31/17	EUR	2,040,000	2,961,693
Lafarge SA, 5.375% Sr. Unsec. Nts., 6/26/17	EUR	1,515,000	2,129,272

			51,958,490

Containers & Packaging—0.2%
Cascades, Inc., 7.875% Sr. Unsec. Nts., 1/15/20		6,100,000	6,389,750
Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[4]		4,025,000	3,945,707
Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[4]		3,985,000	4,084,625

			14,420,082

Metals & Mining—0.5%
ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[4]		680,000	702,950
Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[4]		685,000	628,487
FMG Resources August 2006 Pty Ltd.:
6.875% Sr. Unsec. Nts., 2/1/18[4]		4,085,000	4,207,550
8.25% Sr. Unsec. Nts., 11/1/19[4]		3,690,000	3,828,375
Gestamp Funding Luxembourg SA:
5.875% Sr. Sec. Nts., 5/31/20[4]	EUR	4,415,000	5,900,353
5.875% Sr. Sec. Nts., 5/31/20	EUR	1,640,000	2,191,750
Glencore Finance Canada Ltd.:
2.05% Sr. Unsec. Nts., 10/23/15[4]		6,075,000	6,144,510
4.95% Sr. Unsec. Nts., 11/15/21[4]		1,750,000	1,865,493
GTL Trade Finance, Inc., 5.893% Sr. Unsec. Nts., 4/29/24[4]		5,625,000	5,701,556
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[4]		1,250,000	1,145,313
MMC Norilsk Nickel OJSC via MMC Finance Ltd., 5.55% Sr. Unsec. Nts., 10/28/20[4]		3,390,000	3,381,525
ONGC Videsh Ltd., 2.75% Sr. Unsec. Nts., 7/15/21	EUR	6,500,000	8,264,256
Polyus Gold International Ltd., 5.625% Sr. Unsec. Nts., 4/29/20[4]		2,135,000	2,060,275

			46,022,393

Paper & Forest Products—0.1%
Fibria Overseas Finance Ltd., 5.25% Sr. Unsec. Nts., 5/12/24		2,725,000	2,694,344
Inversiones CMPC SA, 4.75% Sr. Unsec. Nts., 9/15/24[4]		3,055,000	3,044,344
Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[4]		1,690,000	1,774,500

			7,513,188

Telecommunication Services—1.8%
Diversified Telecommunication Services—1.0%
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[4]		2,285,000	2,302,138
Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		9,370,000	12,958,897
Koninklijke KPN NV, 6.125% Sr. Sub. Perpetual Bonds[1,7]	EUR	7,065,000	9,421,823
Oi SA:
5.75% Sr. Unsec. Nts., 2/10/22[4]		5,955,000	5,628,071
9.75% Sr. Unsec. Nts., 9/15/16[4]	BRL	19,740,000	7,385,514

28      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Diversified Telecommunication Services (Continued)
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		$15,157,000	$17,127,410
Telecom Italia SpA, 5.25% Sr. Unsec. Nts., 2/10/22	EUR	3,805,000	5,420,239
Telefonica Europe BV, 6.50% Jr. Sub. Perpetual Bonds[1,7]	EUR	11,780,000	16,192,416
Turk Telekomunikasyon AS, 3.75% Sr. Unsec. Nts., 6/19/19[4]		11,180,000	10,935,549

			87,372,057

Wireless Telecommunication Services—0.8%
America Movil SAB de CV, 8.46% Sr. Unsec. Nts., 12/18/36	MXN	140,800,000	10,255,866
Bharti Airtel International Netherlands BV, 5.35% Sr. Unsec. Nts., 5/20/24[4]		11,520,000	12,329,856
Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[4]		16,410,000	16,418,205
ENTEL Chile SA, 4.75% Sr. Unsec. Nts., 8/1/26[4]		6,060,000	6,074,489
Millicom International Cellular SA, 6.625% Sr. Unsec. Nts., 10/15/21[4]		2,935,000	3,059,738
Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[4]		2,245,000	1,936,312
Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[4]		490,000	393,225
Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[1,7]	EUR	4,465,000	6,043,595
VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[4]	RUB	128,400,000	3,079,479
Vimpel-Communications OJSC, 8.85% Sr. Unsec. Nts., 3/8/22[1]	RUB	95,300,000	2,403,199
Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[4]	EUR	4,355,000	5,438,701

			67,432,665

Utilities—3.0%
Electric Utilities—2.1%
EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[4]		4,175,000	4,349,807
6.00% Sr. Unsec. Nts., 2/2/18[4]		7,180,000	7,743,415
Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,4,7]		5,995,000	6,107,406
5.625% Jr. Sub. Perpetual Bonds[1,4,7]		9,730,000	10,130,389
Empresas Publicas de Medellin ESP:
7.625% Sr. Unsec. Nts., 7/29/19[4]		12,930,000	15,421,611
8.375% Sr. Unsec. Nts., 2/1/21[4]	COP	4,300,190,000	2,252,243
EnBW Energie Baden-Wuerttemberg AG, 3.625% Jr. Sub. Nts., 4/2/76[1]	EUR	855,000	1,079,584
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[4]		15,000,000	16,855,515
Enel SpA, 5% Sub. Nts., 1/15/75[1]	EUR	7,695,000	10,129,027
Eskom Holdings Ltd., 6.75% Sr. Unsec. Nts., 8/6/23[4]		16,205,000	17,076,019
Iberdrola International BV, 5.75% Sub. Perpetual Bonds[1,7]	EUR	6,440,000	8,752,636
Israel Electric Corp. Ltd.:
6.70% Sr. Sec. Nts., 2/10/17[4]		4,310,000	4,684,970
7.25% Sr. Sec. Nts., 1/15/19[4]		18,180,000	20,452,500
National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	665,100,000	15,657,694
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[4]		27,735,000	29,052,412

29      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Electric Utilities (Continued)
Saudi Electricity Global Sukuk Co. 3, 4% Sr. Unsec. Nts., 4/8/24[4]		$3,225,000	$3,321,750

			173,066,978

Gas Utilities—0.2%
Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts., 11/10/21[4]		5,090,000	5,461,570
Gas Natural Capital Markets SA, 4.375% Sr. Unsec. Nts., 11/2/16	EUR	3,930,000	5,370,301
Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[4]		2,645,000	2,638,387
Perusahaan Gas Negara Persero Tbk PT, 5.125% Sr. Unsec. Nts., 5/16/24[4]		4,850,000	4,874,250

			18,344,508

Independent Power and Renewable Electricity Producers—0.5%
Colbun SA, 4.50% Sr. Unsec. Nts., 7/10/24[4]		3,070,000	3,059,359
Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[4]		12,675,000	13,353,113
Edison SpA, 3.875% Sr. Unsec. Nts., 11/10/17	EUR	3,670,000	5,101,403
Infinis plc, 7% Sr. Sec. Nts., 2/15/19[8]	GBP	3,810,000	6,392,762
Power Sector Assets & Liabilities Management Corp., 7.39% Sr. Unsec. Nts., 12/2/24[4]		13,450,000	17,182,375

			45,089,012

Multi-Utilities—0.2%
National Grid North America, Inc., 1.75% Sr. Unsec. Nts., 2/20/18	EUR	4,340,000	5,691,754
NGG Finance plc, 4.25% Sub. Nts., 6/18/76[1]	EUR	8,215,000	11,021,475

			16,713,229

Total Corporate Bonds and Notes (Cost $2,349,818,202)			2,321,305,474

		Shares
Common Stock—0.0%
Astana Finance JSC, ADR[8,11] (Cost $0)		117,741	1,178

		Principal Amount
Structured Securities—0.4%
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[10]	RUB	220,242,600	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[10]	RUB	64,600,000	—
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01% Sec. Nts., 4/30/25[4,5]		3,634,111	2,402,179
3.138% Sr. Sec. Nts., 4/30/25[4,5]		3,573,371	2,362,030
3.191% Sec. Nts., 4/30/25[4,5]		4,449,137	2,940,919
3.242% Sr. Sec. Nts., 4/30/25[4,5]		5,078,014	3,356,612
3.269% Sec. Nts., 4/30/25[4,5]		4,056,739	2,681,540
3.346% Sr. Sec. Nts., 4/30/25[4,5]		3,813,162	2,520,534
3.797% Sr. Sec. Nts., 4/30/25[4]		4,630,416	3,060,746

30      OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Structured Securities (Continued)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds: (Continued) 3.894% Sec. Nts., 4/30/25[1,4]		$3,997,623	$2,642,464
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.:
Cl. 2A, 7.208%, 5/22/15[8]	MXN	1,273,571	88,398
Cl. 2B, 7.208%, 5/22/15[8]	MXN	2,228,143	154,654
Cl. 2C, 7.208%, 5/22/15[8]	MXN	33,594,990	2,331,801
Cl. 2D, 7.208%, 5/22/15[8]	MXN	2,448,356	169,938
Cl. 2E, 7.208%, 5/22/15[8]	MXN	1,778,777	123,463
Cl. 2F, 7.208%, 5/22/15[8]	MXN	1,136,016	78,850
Cl. 2G, 7.208%, 5/22/15[8]	MXN	209,207	14,521
Goldman Sachs Capital Markets LP, Republic of Colombia Credit Linked Nts., Cl. B, 10%, 7/30/24[4]	COP	7,259,000,000	4,382,188
LB Peru Trust II Certificates, Series 1998-A, 3.795%, 2/28/16[10]		11,734	—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	194,797,493	2,465,919

Total Structured Securities (Cost $49,369,006)			31,776,756

Short-Term Notes—10.5%
Australia—0.5%
Commonwealth of Australia Treasury Bills, 2.526%, 10/24/14[5]	AUD	52,000,000	45,457,324

Canada—2.0%
Canada Treasury Bills, 0.954%, 11/20/14[5]	CAD	190,000,000	169,430,935

Germany—2.3%
Federal Republic of Germany Treasury Bills, 0.065%, 11/12/14[5]	EUR	150,000,000	189,443,356

Mexico—0.3%
United Mexican States Treasury Bills, 2.918%, 12/24/14[5]	MXN	294,300,000	21,762,707

Nigeria—0.2%
Federal Republic of Nigeria Treasury Bills:
12.234%, 4/9/15[5]	NGN	1,611,000,000	9,316,978
12.70%, 3/5/15[5]	NGN	898,000,000	5,240,856

			14,557,834

South Korea—0.5%
Korea Monetary Stabilization Bonds:
Series 1411, 2.73%, 11/9/14	KRW	17,981,000,000	17,040,684
Series 1412, 2.72%, 12/9/14	KRW	29,369,000,000	27,860,013

			44,900,697

Spain—2.7%
Kingdom of Spain Treasury Bills:
0.046%, 12/12/14[5]	EUR	42,000,000	53,038,126
0.187%, 3/13/15[5]	EUR	50,000,000	63,118,334
0.21%, 11/21/14[5]	EUR	89,000,000	112,378,670

			228,535,130

Sweden—0.1%
Sweden Treasury Bills, 0.121%, 12/17/14[5]	SEK	68,000,000	9,420,893

31      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

						Principal Amount	Value
Short-Term Notes (Continued)
United States—1.9%
United States Treasury Bills, 0.02%, 11/13/14[5]						$162,655,000	$162,651,238

Total Short-Term Notes (Cost $925,359,546)							886,160,114

			Exercise Price	Expiration Date
Counterparty						Contracts
Over-the-Counter Options Purchased—1.1%
AUD Currency Put[11]	BOA	USD	0.840	12/4/14	AUD	150,000,000	796,200
AUD Currency Put[11]	GSG	USD	0.850	12/17/14	AUD	300,000,000	2,660,100
AUD Currency Put[11]	BOA	USD	0.825	12/19/14	AUD	150,000,000	638,700
BRL Currency Call[11]	GSG	JPY	45.500	8/18/16	BRL	175,000,000	779,311
BRL Currency Call[11]	GSG	JPY	44.000	8/25/16	BRL	132,340,909	862,563
BRL Currency Call[11]	GSG	BRL	2.288	12/12/14	BRL	87,502,500	148,754
BRL Currency Call[11]	JPM	JPY	44.400	9/6/16	BRL	225,000,000	1,312,901
CAD Currency Put[11]	TDB	CAD	1.180	6/16/15	CAD	177,000,000	1,809,825
CAD Currency Put[11]	JPM	CAD	1.194	1/23/15	CAD	238,800,000	654,790
CAD Currency Put[11]	TDB	CAD	1.150	6/16/15	CAD	172,500,000	2,808,645
CAD Currency Put[11]	TDB	CAD	1.120	12/17/14	CAD	112,000,000	1,509,872
CNH Currency Call[11]	BOA	CNH	6.000	2/18/15	CNH	600,000,000	2,400
CNH Currency Call[11]	BOA	CNH	6.000	2/25/15	CNH	900,000,000	3,600
CNH Currency Put[11]	JPM	CNH	6.153	1/12/16	CNH	370,200,000	1,905,790
CNH Currency Call[11]	BOA	CNH	6.152	1/5/16	CNH	769,000,000	303,755

32      OPPENHEIMER INTERNATIONAL BOND FUND

			Exercise Price	Expiration Date
Counterparty						Contracts	Value
Over-the-Counter Options Purchased (Continued)
CNH Currency Call[11]	JPM	CNH	6.147	10/16/14	CNH	580,550,000	$20,900
EUR Currency Put[11]	BOA	USD	1.260	12/23/14	EUR	200,000,000	3,085,200
EUR Currency Put[11]	BOA	USD	1.260	10/27/14	EUR	200,000,000	1,631,600
EUR Currency Put[11]	CITNA-B	USD	1.260	9/9/15	EUR	150,000,000	5,412,150
EUR Currency Put[11]	GSG	USD	1.260	2/2/15	EUR	250,000,000	4,904,000
EUR Currency Put[11]	GSG	USD	1.260	6/15/15	EUR	385,000,000	11,587,730
EUR Currency Put[11]	BOA	USD	1.260	9/25/15	EUR	400,000,000	14,845,200
EUR Currency Put[11]	JPM	USD	1.260	12/23/14	EUR	100,000,000	1,542,600
EUR Currency Put[11]	JPM	USD	1.260	9/25/15	EUR	250,000,000	9,278,250
EUR Currency Call[11]	MOS-A	USD	1.462	3/18/15	EUR	150,000,000	6,000
GBP Currency Put[11]	BOA	USD	1.580	3/9/15	GBP	150,000,000	2,157,600
INR Currency Call[11]	BOA	INR	60.000	6/24/15	INR	3,000,000,000	159,000
INR Currency Call[11]	GSG	INR	61.000	11/18/14	INR	3,050,000,000	100,650
JPY Currency Put[11]	GSG	JPY	114.000	7/10/15	JPY	57,000,000,000	7,011,000
JPY Currency Put[11]	BAC	JPY	111.000	10/22/14	JPY	11,100,000,000	355,200
JPY Currency Put[11]	GSG	JPY	110.000	4/27/16	JPY	22,000,000,000	7,348,000
JPY Currency Call[11]	GSG	JPY	100.000	10/30/14	JPY	12,500,000,000	—

33      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

			Exercise Price	Expiration Date
Counterparty						Contracts	Value
Over-the-Counter Options Purchased (Continued)
JPY Currency Put[11]	JPM	JPY	111.000	10/22/14	JPY	11,100,000,000	$355,200
JPY Currency Put[11]	BOA	JPY	112.000	7/23/15	JPY	56,000,000,000	10,080,000
JPY Currency Call[11]	CITNA-B	JPY	100.000	10/30/14	JPY	12,500,000,000	—

Total Over-the-Counter Options Purchased (Cost $86,937,744)							96,077,486

Counterparty		Pay/Receive Floating Rate
			Floating Rate	Fixed	Expiration	Notional Amount (000’s)
				Rate	Date
Over-the-Counter Interest Rate Swaptions Purchased—0.6%
Interest Rate Swap maturing 1/27/26 Call[11]	BOA	Receive	Three- Month USD BBA LIBOR	4.211%	1/25/16	USD	200,000	1,581,304
Interest Rate Swap maturing 10/17/24 Call[11]	BOA	Receive	Six-Month EUR EURIBOR	1.840	10/15/14	EUR	200,000	—
Interest Rate Swap maturing 11/18/24 Call[11]	JPM	Receive	Six-Month EUR EURIBOR	2.798	11/14/14	EUR	122,220	1,068
Interest Rate Swap maturing 11/20/28 Call[11]	BOA	Receive	Three- Month KRW CD KSDA	3.640	11/19/18	KRW	50,000,000	409,926
Interest Rate Swap maturing 11/5/14 Call[11]	BAC	Receive	USD ISDA FIX3	3.351	11/3/14	USD	100,000	428,090

34      OPPENHEIMER INTERNATIONAL BOND FUND

Counterparty		Pay/Receive Floating Rate	Floating Rate					Value
				Fixed	Expiration	Notional Amount (000’s)
				Rate	Date
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 12/15/24 Call[11]	GSG	Receive	Three- Month USD BBA LIBOR	3.450%	12/11/14	USD	750,000	$148,432
Interest Rate Swap maturing 4/28/45 Call[11]	UBS	Receive	Six-Month EUR EURIBOR	2.711	4/24/15	EUR	50,000	177,824
Interest Rate Swap maturing 4/30/24 Call[11]	GSG	Receive	Three- Month KRW CD KSDA	3.530	4/29/19	KRW	100,000,000	735,716
Interest Rate Swap maturing 5/30/33 Call[11]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	40,415	2,627,363
Interest Rate Swap maturing 7/13/25 Call[11]	UBS	Receive	Three- Month USD BBA LIBOR	3.280	7/9/15	USD	150,000	1,959,564
Interest Rate Swap maturing 7/13/25 Call[11]	BAC	Receive	Three- Month USD BBA LIBOR	4.250	7/9/15	USD	350,000	1,404,091
Interest Rate Swap maturing 7/13/25 Call[11]	JPM	Receive	Three- Month USD BBA LIBOR	4.250	7/9/15	USD	254,100	1,019,370
Interest Rate Swap maturing 7/13/25 Call[11]	GSG	Receive	Three- Month USD BBA LIBOR	3.285	7/9/15	USD	81,696	1,057,385

35      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

Counterparty		Pay/Receive Floating Rate	Floating Rate
				Fixed Rate	Expiration Date	Notional Amount (000’s)		Value

Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 7/14/25 Call[11]	BOA	Receive	Three- Month USD BBA LIBOR	3.386%	7/10/15	USD	88,230	$948,853
Interest Rate Swap maturing 7/21/25 Call[11]	UBS	Receive	Six-Month EUR EURIBOR	1.821	7/17/15	EUR	48,850	283,460
Interest Rate Swap maturing 7/21/25 Call[11]	GSG	Receive	Six-Month EUR EURIBOR	2.750	7/17/15	EUR	111,370	439,418
Interest Rate Swap maturing 7/3/25 Call[11]	JPM	Receive	Six-Month EUR EURIBOR	2.750	7/1/15	EUR	300,000	1,054,445
Interest Rate Swap maturing 7/31/25 Call[11]	JPM	Receive	Six-Month EUR EURIBOR	2.750	7/29/15	EUR	270,000	1,143,261
Interest Rate Swap maturing 8/12/25 Call[11]	JPM	Receive	Six-Month EUR EURIBOR	2.500	8/10/15	EUR	250,000	1,829,711
Interest Rate Swap maturing 9/21/47 Call[11]	BOA	Receive	Three- Month USD BBA LIBOR	4.000	9/19/17	USD	100,000	5,920,898
Interest Rate Swap maturing 9/25/44 Call[11]	BOA	Receive	Three- Month USD BBA LIBOR	4.000	9/23/19	USD	100,000	7,461,364

36      OPPENHEIMER INTERNATIONAL BOND FUND

		Pay/Receive
		Floating	Floating	Fixed	Expiration	Notional Amount
Counterparty		Rate	Rate	Rate	Date		(000’s)	Value

Over-the-Counter Interest Rate Swaptions Purchased (Continued)

Interest Rate Swap maturing 9/26/39 Call[11]	GSG	Receive	Three- Month USD BBA LIBOR	4.000%	9/24/19	USD	175,000	$11,732,376

Interest Rate Swap maturing 9/27/34 Call[11]	JPM	Receive	Three- Month USD BBA LIBOR	3.751	9/25/24	USD	150,000	8,927,073

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $ 80,520,754)								51,290,992

Total Investments, at Value (Cost $8,609,437,628)							98.8%	8,364,839,226

Net Other Assets (Liabilities)							1.2	98,608,782

Net Assets							100.0%	$8,463,448,008

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.
2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $10,636,115. See Note 6 of the accompanying Notes.
3. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $7,802,285. See Note 6 of the accompanying Notes.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,030,215,402 or 23.99% of the Fund’s net assets as of September 30, 2014.
5. Zero coupon bond reflects effective yield on the date of purchase.
6. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.
7. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.
8. Restricted security. The aggregate value of restricted securities as of September 30, 2014 was $101,602,934, which represents 1.20% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)

Astana Finance JSC, ADR	5/8/14	$—	$1,178	$1,178
Calcipar SA, 6.875% Sr. Sec. Nts., 5/1/18	11/21/13	398,678	393,300	(5,378)
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	5/1/13-4/21/14	45,767,803	47,895,475	2,127,672
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 7.208%, 5/22/15	5/21/08	122,772	88,398	(34,374)

37      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)

Deutsche Bank AG, Opic
Reforma I Credit Linked Nts.,
Cl. 2B, 7.208%, 5/22/15	6/12/08	$214,777	$154,654	$(60,123)
Deutsche Bank AG, Opic
Reforma I Credit Linked Nts.,
Cl. 2C, 7.208%, 5/22/15	6/18/08	3,258,682	2,331,801	(926,881)
Deutsche Bank AG, Opic
Reforma I Credit Linked Nts.,
Cl. 2D, 7.208%, 5/22/15	7/8/08	237,313	169,938	(67,375)
Deutsche Bank AG, Opic
Reforma I Credit Linked Nts.,
Cl. 2E, 7.208%, 5/22/15	7/15/08	172,701	123,463	(49,238)
Deutsche Bank AG, Opic
Reforma I Credit Linked Nts.,
Cl. 2F, 7.208%, 5/22/15	8/8/08	111,811	78,850	(32,961)
Deutsche Bank AG, Opic
Reforma I Credit Linked Nts.,
Cl. 2G, 7.208%, 5/22/15	8/26/08	20,631	14,521	(6,110)
Deutsche Bank Capital Trust V,
4.901% Jr. Sub. Perpetual
Bonds	4/9/13-1/2/14	19,408,547	22,869,000	3,460,453
Infinis plc, 7% Sr. Sec. Nts.,
2/15/19	10/2/13-10/16/13	6,417,530	6,392,762	(24,768)
JPMorgan Hipotecaria su Casita,
6.47% Sec. Nts., 8/26/35	3/21/07	3,122,657	255,820	(2,866,837)
Seven & Seven Ltd., 1.395% Sr.
Unsec. Nts., 9/11/19	7/11/14	5,000,000	5,001,180	1,180
Swiss Re Capital I LP, 6.854%
Jr. Sub. Perpetual Bonds	7/25/13-4/23/14	15,610,277	15,832,594	222,317

		$99,864,179	$101,602,934	$1,738,755

9. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 30, 2014. See Note 1 of the accompanying Notes.

10. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

11. Non-income producing security.

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended September 30, 2014 by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund as of September 30, 2014. Transactions during the period in which the issuer was an affiliate are as follows:

38      OPPENHEIMER INTERNATIONAL BOND FUND

	Shares			Shares
	September 30,	Gross	Gross	September 30,
	2013	Additions	Reductions	2014

Oppenheimer Institutional Money Market Fund, Cl. E	454,741,805	5,535,293,508	5,990,035,313	—

				Income

Oppenheimer Institutional Money Market Fund, Cl. E				$167,791

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$862,959,332	10.3%
Italy	625,924,262	7.5
Japan	583,302,483	7.0
Germany	448,470,080	5.4
Spain	430,267,006	5.1
Mexico	385,746,815	4.6
France	380,305,952	4.5
Brazil	338,198,988	4.0
Canada	296,484,024	3.5
India	268,343,707	3.2
United States	267,071,818	3.2
Australia	255,098,352	3.1
Turkey	244,965,982	2.9
Indonesia	237,018,396	2.8
South Africa	179,922,407	2.2
Colombia	177,086,828	2.1
Belgium	159,846,262	1.9
Russia	138,426,740	1.7
South Korea	105,320,408	1.3
Netherlands	101,166,392	1.2
China	98,986,551	1.2
Peru	93,447,243	1.1
Greece	87,350,050	1.0
Hungary	84,960,568	1.0
Singapore	84,744,878	1.0
Philippines	73,300,237	0.9
Romania	72,305,630	0.9
Malaysia	70,169,199	0.8
Chile	66,496,872	0.8
Ivory Coast	59,624,663	0.7
United Arab Emirates	59,521,676	0.7
Denmark	56,376,140	0.7
Eurozone	56,320,147	0.7
Venezuela	50,181,570	0.6
Sweden	48,670,039	0.6
Switzerland	45,480,026	0.5
Poland	45,248,088	0.5
Portugal	44,517,037	0.5
Israel	44,328,497	0.5
Sri Lanka	42,075,644	0.5
Ireland	41,126,317	0.5
Kazakhstan	40,069,919	0.5
Luxembourg	32,093,734	0.4
Croatia	31,362,125	0.4

39      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

Geographic Holdings (Continued)	Value	Percent

Dominican Republic	$29,525,575	0.4%
Panama	25,949,925	0.3
Serbia	25,153,275	0.3
Uruguay	24,662,663	0.3
Nigeria	24,119,179	0.3
Morocco	23,964,808	0.3
Angola	23,805,100	0.3
Lithuania	23,522,625	0.3
Norway	22,123,856	0.3
Supranational	19,834,616	0.2
Ukraine	18,291,655	0.2
Lebanon	17,871,181	0.2
Jamaica	16,418,205	0.2
Thailand	15,377,750	0.2
Tanzania	13,163,200	0.2
Ecuador	13,052,050	0.2
Kenya	11,705,119	0.1
Paraguay	10,790,800	0.1
Gabon	9,378,550	0.1
Latvia	9,249,271	0.1
Trinidad	8,611,083	0.1
New Zealand	8,352,197	0.1
Jersey, Channel Islands	7,318,905	0.1
Senegal	6,806,975	0.1
Azerbaijan	6,652,250	0.1
Hong Kong	6,556,927	0.1
Austria	6,043,595	0.1
Slovenia	5,464,031	0.1
Bahrain	5,050,000	0.1
Saudi Arabia	3,321,750	0.0
Barbados	3,073,844	0.0
Zambia	2,708,738	0.0
China Offshore	2,236,444	0.0

Total	$8,364,839,226	100.0%

Forward Currency Exchange Contracts as of September 30, 2014
			Currency
	Settlement		Purchased		Currency Sold	Unrealized	Unrealized
Counterparty	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation

BAC	10/2014	BRL	109,505	USD	47,832	$ —	$ 3,095,343
BAC	12/2014	HUF	3,709,000	USD	15,679	—	623,016
BAC	10/2014 -11/2014	IDR	690,540,000	USD	58,414	—	2,506,403
BAC	10/2014	MXN	118,800	USD	8,972	—	129,429
BAC	02/2015	MYR	256,715	USD	79,745	—	2,298,635
BAC	12/2014	NOK	10,460	USD	1,741	—	117,109
BAC	11/2014	PLN	353,730	USD	107,755	—	1,147,429
BAC	11/2014	RUB	152,600	USD	4,142	—	315,060
BAC	10/2014	THB	1,289,000	USD	39,988	—	272,042
BAC	11/2014	TRY	1,400	USD	638	—	28,270
BAC	10/2014 -04/2015	USD	73,990	BRL	184,335	312,047	732,149
BAC	12/2014	USD	4,515	CHF	4,245	66,074	—
BAC	12/2014	USD	165,272	EUR	121,715	11,469,994	—
BAC	11/2014	USD	53,740	IDR	661,191,000	431,461	33,977
BAC	12/2014	USD	6,224	NOK	39,315	129,508	11,116

40      OPPENHEIMER INTERNATIONAL BOND FUND

Forward Currency Exchange Contracts (Continued)
			Currency
	Settlement		Purchased		Currency Sold	Unrealized	Unrealized
Counterparty	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation

BAC	12/2014	USD	87,784	PLN	290,175	$419,514	$—
BAC	10/2014 -11/2014	USD	12,018	RUB	451,500	687,700	3,926
BNP	12/2014	USD	4,462	SEK	31,960	33,366	—
BOA	10/2014 -01/2015	BRL	96,790	USD	40,325	30,688	1,233,222
BOA	12/2014	CHF	15,500	USD	17,345	—	1,100,382
BOA	11/2014	COP	63,857,000	USD	33,897	—	2,454,260
BOA	12/2014	EUR	218,270	USD	294,329	—	18,517,620
BOA	12/2014	GBP	2,345	USD	3,902	—	102,545
BOA	10/2014	IDR	71,047,000	USD	5,784	35,321	—
BOA	10/2014	INR	3,008,000	USD	48,745	—	189,069
BOA	10/2014 -12/2014	JPY	12,949,000	USD	125,031	—	6,930,059
BOA	11/2014 -10/2015	KRW	394,459,500	USD	373,078	1,359,262	2,950,321
BOA	10/2014	MXN	324,700	USD	24,313	—	136,582
BOA	12/2014	SGD	57,810	USD	46,272	—	957,354
BOA	12/2014	THB	4,106,000	USD	126,733	—	563,788
BOA	10/2014 -01/2015	USD	60,594	BRL	146,650	1,661,885	39,449
BOA	11/2014	USD	5,807	COP	11,202,000	291,386	—
BOA	12/2014	USD	7,581	DKK	41,465	542,659	—
BOA	12/2014	USD	225,534	EUR	167,870	13,409,517	—
BOA	12/2014	USD	289,897	GBP	172,745	10,010,598	—
BOA	12/2014	USD	12,105	HUF	2,911,000	288,274	—
BOA	10/2014 -11/2014	USD	20,143	IDR	243,095,000	418,605	28,680
BOA	10/2014 -11/2014	USD	197,798	INR	12,226,750	1,701,122	88,968
BOA	10/2014	USD	195,076	JPY	20,000,000	12,691,916	—
BOA	10/2014 -09/2015	USD	417,696	KRW	445,121,000	1,403,585	3,786,434
BOA	01/2015	USD	16,395	PHP	714,000	561,707	—
BOA	12/2014	USD	53,559	SGD	67,250	844,659	—
BOA	10/2014 -12/2014	USD	83,258	THB	2,695,000	338,668	—
BOA	11/2014	USD	8,077	TRY	17,660	389,706	—
CITNA-B	10/2014	COP	11,614,000	USD	5,846	—	117,420
CITNA-B	12/2014	EUR	88,940	USD	116,194	—	3,806,879
CITNA-B	12/2014	GBP	6,765	USD	11,004	—	42,943
CITNA-B	12/2014	JPY	3,094,000	USD	29,038	—	812,943
CITNA-B	10/2014	MXN	568,510	USD	43,177	—	852,510
CITNA-B	11/2014	TRY	44,270	USD	19,400	—	130,207
CITNA-B	12/2014	USD	142,908	CAD	156,020	3,811,475	—
CITNA-B	12/2014	USD	224,693	EUR	173,960	4,872,390	—
CITNA-B	12/2014	USD	32,280	GBP	19,520	652,719	—
CITNA-B	02/2015	USD	4,945	HUF	1,177,000	173,135	—
CITNA-B	12/2014	USD	15,385	JPY	1,571,000	1,053,941	—
CITNA-B	12/2014	USD	14,064	MXN	183,625	452,622	—
CITNA-B	12/2014	USD	1,249	SEK	8,320	96,345	—
CITNA-B	02/2015	USD	7,478	TRY	16,850	345,746	—
CITNA-B	12/2014	USD	2,468	ZAR	26,630	133,103	—
CITNA-B	12/2014	ZAR	496,170	USD	45,448	—	1,946,093
DEU	12/2014	JPY	96,010,000	USD	942,428	—	66,589,006
DEU	10/2014	MXN	106,450	USD	7,894	32,209	—
DEU	11/2014	TRY	50	USD	23	—	1,001
DEU	12/2014	USD	2,579	DKK	14,910	48,449	—
DEU	12/2014	USD	117,004	EUR	85,850	8,522,719	—
DEU	12/2014	USD	105,136	GBP	61,500	5,491,964	—

41      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
			Currency
	Settlement		Purchased	Currency Sold		Unrealized	Unrealized
Counterparty	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation

DEU	12/2014	USD	875,378	JPY	89,154,000	$62,082,042	$—
DEU	12/2014	USD	8,742	NZD	10,740	411,442	—
DEU	11/2014 -02/2015	USD	20,293	TRY	45,560	631,334	—
DEU	12/2014	USD	7,908	ZAR	85,630	400,388	—
GSCO-OT	10/2014 -01/2015	BRL	699,170	USD	296,463	22,151	18,088,943
GSCO-OT	07/2015 -07/2016	CNH	1,905,000	USD	300,697	396,893	901,670
GSCO-OT	12/2014	EUR	10,000	USD	13,599	—	962,350
GSCO-OT	12/2014	JPY	13,402,646	USD	129,000	—	6,736,061
GSCO-OT	10/2014 -01/2015	USD	291,233	BRL	699,840	13,315,245	806,065
GSCO-OT	07/2015 -07/2016	USD	300,944	CNH	1,905,000	751,898	—
GSCO-OT	12/2014	USD	226,224	EUR	172,500	8,249,050	—
GSCO-OT	07/2015	USD	29,000	KRW	30,316,600	531,006	—
GSCO-OT	10/2014	USD	68,046	MXN	920,260	—	473,724
GSCO-OT	06/2015	USD	50,000	PHP	2,207,500	1,216,069	—
HSBC	12/2014	USD	128,891	EUR	100,000	2,528,696	—
JPM	10/2014	BRL	79,950	USD	32,619	43,310	—
JPM	01/2016	CNH	370,050	USD	60,176	—	1,862,309
JPM	12/2014	EUR	164,980	USD	222,239	—	13,766,331
JPM	12/2014	HUF	7,881,900	USD	33,126	—	1,130,107
JPM	10/2014	INR	878,000	USD	14,250	—	77,240
JPM	10/2014 -06/2018	KRW	427,008,000	USD	413,052	—	9,568,967
JPM	10/2014	MXN	133,200	USD	10,081	—	167,322
JPM	10/2014 -02/2015	MYR	780,300	USD	241,120	—	3,964,502
JPM	11/2014	PEN	22,850	USD	8,039	—	189,081
JPM	01/2015	PHP	714,000	USD	15,834	—	1,053
JPM	11/2014 -12/2014	PLN	430,395	USD	135,057	—	5,433,375
JPM	10/2014	RON	64,320	USD	19,894	—	1,485,222
JPM	12/2014	SGD	9,440	USD	7,558	—	158,705
JPM	10/2014	USD	31,563	BRL	79,950	—	1,099,286
JPM	10/2014	USD	7,347	COP	14,885,000	4,402	—
JPM	12/2014	USD	406,473	EUR	301,460	25,540,610	—
JPM	10/2014	USD	11,624	IDR	138,659,000	265,431	—
JPM	10/2014	USD	17,652	ILS	63,200	490,164	—
JPM	10/2014	USD	14,475	INR	878,000	302,189	—
JPM	10/2014 -06/2016	USD	258,419	KRW	270,229,500	4,505,128	—
JPM	10/2014 -02/2015	USD	159,695	MYR	518,515	2,754,423	—
JPM	11/2014	USD	7,959	PEN	22,850	109,282	—
JPM	01/2015	USD	15,856	PHP	715,000	1,055	—
JPM	10/2014	USD	10,577	RON	34,930	579,727	—
JPM	11/2014	USD	6,997	RUB	268,400	265,258	—
JPM	12/2014	ZAR	215,040	USD	19,527	—	673,348
MSCO	10/2014	COP	17,615,000	USD	8,764	—	74,419
MSCO	10/2014 -12/2014	MXN	1,084,760	USD	81,309	56,328	791,261
MSCO	12/2014	USD	11,445	AUD	12,535	520,544	—
MSCO	01/2015	USD	7,238	BRL	17,000	470,614	—
MSCO	10/2014	USD	3,335	COP	6,788,000	—	13,023
MSCO	12/2014 -03/2015	USD	435,587	EUR	332,070	15,741,825	—
MSCO	11/2014	USD	197,763	JPY	20,032,000	15,045,531	—
MSCO	10/2014 -12/2014	USD	89,814	MXN	1,193,960	1,144,197	—
MSCO	12/2014	USD	5,276	ZAR	58,790	121,109	—
MSCO	12/2014	ZAR	71,990	USD	6,476	—	164,410

42      OPPENHEIMER INTERNATIONAL BOND FUND

Forward Currency Exchange Contracts (Continued)
			Currency
	Settlement		Purchased	Currency Sold		Unrealized	Unrealized
Counterparty	Month(s)		(000’s)		(000’s)	Appreciation	Depreciation

NOM	12/2014	AUD	28,970	USD	26,516	$—	$1,268,275
RBS	12/2014	AUD	90,155	USD	82,489	—	3,918,302
RBS	12/2014	EUR	57,930	USD	76,414	—	3,212,593
RBS	12/2014	USD	352,079	AUD	385,950	15,720,459	—
RBS	12/2014	USD	121,169	EUR	95,500	481,816	—
RBS	12/2014	USD	165,827	JPY	17,411,780	6,989,878	—
TDB	10/2014 -11/2014	BRL	137,395	USD	56,666	—	664,590
TDB	12/2014	CAD	53,543	USD	50,017	—	2,282,510
TDB	12/2014	EUR	49,230	USD	67,002	—	4,793,522
TDB	11/2014	IDR	134,435,000	USD	11,302	—	456,048
TDB	10/2014	JPY	5,244,000	USD	50,021	—	2,199,806
TDB	10/2014	PHP	2,193,000	USD	49,420	—	664,009
TDB	10/2014 -04/2015	USD	102,311	BRL	252,270	1,328,908	42,233
TDB	12/2014	USD	63,974	CAD	69,033	2,430,009	—
TDB	11/2014	USD	8,175	COP	15,776,000	406,551	—
TDB	12/2014	USD	106,435	EUR	79,175	6,387,248	—
TDB	11/2014	USD	14,014	IDR	173,709,000	188	—
TDB	10/2014	USD	19,767	MXN	261,600	296,202	—
TDB	10/2014	USD	2,975	RUB	117,600	15,252	—
TDB	11/2014	USD	14,049	TRY	31,090	516,583	—
TDB	12/2014	USD	71,271	ZAR	773,725	3,434,961	—

Total Unrealized Appreciation and Depreciation						$281,721,435	$212,782,301

Futures Contracts as of September 30, 2014
			Expiration	Number of		Unrealized
Description	Exchange	Buy/Sell	Date	Contracts	Value	Depreciation

90 Day Sterling	LIF	Sell	12/21/16	4,000	$793,390,791	$73,697

Exchange-Traded Options Written at September 30, 2014
		Exercise	Expiration			Premiums
Description		Price	Date	Number of Contracts		Received	Value

Euro
Bundesobligation
Call	EUR	149 .000	10/24/14	EUR	(1,000)	$1,344,545	$(1,364,094)
Euro
Bundesobligation
Call	EUR	148 .500	10/24/14	EUR	(1,000)	917,378	(1,818,792)

Total Exchange-Traded Options Written						$2,261,923	$(3,182,886)

Over-the-Counter Options Written at September 30, 2014
			Exercise	Expiration			Premiums
Description	Counterparty		Price	Date	Number of Contracts		Received	Value

AUD Currency Call	BOA	USD	0 .885	12/19/14	AUD	(150,000,000)	$1,152,270	$ (1,329,601)
BRL Currency Put	GSG	JPY	28 .000	8/18/16	BRL	(175,000,000)	1,779,392	(1,926,441)
BRL Currency Put	GSG	JPY	28 .000	8/25/16	BRL	(132,357,143)	1,196,978	(1,482,775)
BRL Currency Put	GSG	BRL	2 .522	12/12/14	BRL	(96,475,000)	348,105	(998,613)
BRL Currency Put	JPM	JPY	29 .100	9/6/16	BRL	(225,000,000)	2,169,911	(2,949,233)
EUR Currency Put	BAC	USD	1 .230	9/9/15	EUR	(250,000,000)	4,197,375	(6,141,750)
EUR Currency Put	BOA	USD	1 .200	9/4/15	EUR	(250,000,000)	2,441,400	(4,083,000)
EUR Currency Put	BOA	USD	1 .200	6/15/15	EUR	(150,000,000)	1,177,200	(1,788,750)

43      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

Over-the-Counter Options Written (Continued)
			Exercise	Expiration				Premiums
Description	Counterparty		Price	Date	Number of Contracts			Received	Value

EUR Currency Put	CITNA-B	USD	1 .230	9/9/15	EUR	(150,000,000	) $	2,682,630	$(3,685,050)
EUR Currency Call	GSG	INR	85 .800	3/16/15	EUR	(75,000,000)		1,067,756	(804,345)
EUR Currency Put	GSG	USD	1 .230	6/15/15	EUR	(385,000,000)		5,237,463	(7,335,790)
EUR Currency Put	JPM	USD	1 .220	12/23/14	EUR	(100,000,000)		384,000	(454,200)
EUR Currency Put	JPM	USD	1 .200	9/4/15	EUR	(100,000,000)		985,200	(1,633,200)
EUR Currency Put	JPM	USD	1 .230	6/15/15	EUR	(150,000,000)		1,979,685	(2,858,100)
EUR Currency Put	RBS	USD	1 .230	9/9/15	EUR	(250,000,000)		4,258,875	(6,141,750)
EUR Currency Call	RBS	USD	1 .320	6/16/15	EUR	(100,000,000)		2,395,800	(1,216,500)
Federal Republic of Germany Bonds Put	JPM	EUR	114 .080	12/8/14	EUR	(50,000,000)		1,508,500	(1,432,147)
Federal Republic of Germany Bonds Call	JPM	EUR	114 .550	10/30/14	EUR	(35,000,000)		672,049	(671,942)
French Republic Bonds Put	GSG	EUR	106 .730	10/21/14	EUR	(50,000,000)		628,703	(2,792)
French Republic Bonds Put	JPM	EUR	100 .550	12/19/14	EUR	(100,000,000)		411,632	(373,181)
GBP Currency Call	BOA	USD	1 .630	10/10/14	GBP	(150,000,000)		1,621,830	(495,150)
IDR Currency Put	BAC	IDR	1,2130 .000	11/12/14	IDR	(429,200,000,000)		389,216	(858,400)
IDR Currency Put	BOA	IDR	1,2140 .000	11/11/14	IDR	(429,700,000,000)		399,260	(859,400)
INR Currency Call	BOA	INR	55 .000	6/24/15	INR	(2,750,000,000)		80,300	(8,250)
INR Currency Put	BOA	INR	75 .000	6/24/15	INR	(3,750,000,000)		341,200	(303,750)
INR Currency Put	GSG	INR	63 .660	11/18/14	INR	(3,183,000,000)		375,000	(286,470)
INR Currency Call	GSG	INR	59 .000	11/18/14	INR	(2,950,000,000)		85,000	(2,950)
JPY Currency Call	BOA	KRW	10 .500	6/9/15	JPY	(10,000,000,000)		2,442,884	(1,213,351)
JPY Currency Call	GSG	KRW	10 .500	7/7/15	JPY	(5,000,000,000)		1,023,614	(701,745)
JPY Currency Call	GSG	JPY	84 .550	12/18/15	JPY	(15,032,000,000)		4,450,041	(150,320)
JPY Currency Put[1]	GSG	JPY	111 .000	9/10/15	JPY	(22,200,000,000)		3,488,001	(5,128,200)
JPY Currency Call	JPM	KRW	10 .500	7/23/15	JPY	(5,000,000,000)		1,258,854	(756,246)
KRW Currency Put	BOA	KRW	1,100 .000	9/14/15	KRW	(110,000,000,000)		2,106,498	(2,530,000)
KRW Currency Put	BOA	KRW	1,075 .000	7/16/15	KRW	(107,500,000,000)		2,044,200	(2,795,000)
KRW Currency Put	BOA	KRW	1,060 .000	6/10/15	KRW	(212,000,000,000)		4,396,000	(6,148,000)
KRW Currency Put	GSG	KRW	1,080 .000	7/16/15	KRW	(135,000,000,000)		2,356,250	(3,375,000)
KRW Currency Put	GSG	KRW	1,060 .000	6/9/15	KRW	(159,000,000,000)		3,330,013	(4,611,000)
KRW Currency Put	JPM	KRW	1,060 .000	6/10/15	KRW	(106,000,000,000)		2,237,500	(3,074,000)

44      OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Options Written (Continued)
			Exercise	Expiration			Premiums
Description	Counterparty		Price	Date		Number of Contracts	Received	Value

KRW Currency Put	JPM	KRW	1,100 .000	9/30/15	KRW	(110,000,000,000)	$2,599,997	$(2,640,000)
Republic of Italy Treasury Bonds Put	JPM	EUR	111 .500	11/28/14	EUR	(75,000,000)	1,079,345	(1,102,870)
Republic of Portugal Bonds Put	JPM	EUR	112 .410	12/19/14	EUR	(20,000,000)	172,371	(169,703)
Republic of Portugal Bonds Put	JPM	EUR	118 .600	12/19/14	EUR	(20,000,000)	321,588	(310,837)

Total Over-the-Counter Options Written							$73,273,886	$(84,829,802)

1. Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 115JPY per 1USD.

Over-the-Counter Credit Default Swaps at September 30, 2014
					Notional
		Buy/Sell	Fixed	Maturity	Amount	Premiums
Reference Asset	Counterparty	Protection	Rate	Date	(000’s)	Received/(Paid)	Value

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000%	12/20/17 EUR	4,405	$171,759	$430,356
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17 EUR	4,405	171,759	430,356
Banco Santander SA	BAC	Sell	3.000	9/20/17 EUR	20,000	(72,103)	1,865,768
Banco Santander SA	BOA	Sell	3.000	12/20/17 EUR	5,000	(106,114)	496,430
Banco Santander SA	UBS	Sell	3.000	9/20/17 EUR	8,850	(31,905)	825,602
Bolivarian Republi of Venezuela	FIB	Buy	5.000	6/20/19 USD	8,310	(1,547,582)	2,956,648
Republic of Greece	GSG	Sell	1.000	9/20/19 USD	25,000	3,764,440	(4,776,290)
Republic of Ireland	GSG	Buy	1.000	3/20/18 USD	21,975	(923,121)	(443,574)
Republic of Ireland	GSG	Buy	1.000	3/20/18 EUR	19,335	(715,358)	(490,294)
Republic of Italy	GSG	Sell	1.000	9/20/18 USD	26,100	(111,644)	(17,592)
State Bank of India	BNP	Sell	1.000	9/20/19 USD	13,035	537,811	(435,759)
Telefonica SA	UBS	Sell	1.000	9/20/17 EUR	5,000	627,078	57,840

Total of Over-the-Counter Credit Default Swaps						$1,765,020	$899,491

	Total Maximum
	Potential
	Payments for				Reference
	Selling Credit				Asset
Type of Reference Asset on	Protection				Rating
which the Fund Sold Protection	(Undiscounted)		Amount Recoverable*		Range**

Investment Grade Single Name Corporate Debt	$13,035,000		$ -		BBB-
Investment Grade Single Name Corporate Debt (EUR)	47,660,000	EUR	-	EUR	BBB to BBB-
Investment Grade Sovereign Debt	26,100,000		-		BBB
Non-Investment Grade Sovereign Debt	25,000,000		-		B

Total USD	$64,135,000		$ -

Total EUR	47,660,000	EUR	-	EUR

45      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Currency Swap at September 30, 2014
							Notional
					Notional		Amount
	Pay/Receive				Amount		Currency	Premiums
	Floating	Floating	Fixed	Maturity	Currency		Delivered	Received /
Counterparty	Rate	Rate	Rate	Date	Received (000’s)		(000’s)	(Paid)	Value

		Six-
		Month
		USD
		BBA
BAC	Pay	LIBOR	7.150%	1/28/19 INR	$1,567,863	USD	25,000	$10,737	$1,589,405
		Six-
		Month
		USD
		BBA
BOA	Pay	LIBOR	7.100	1/21/19 INR	921,795	USD	15,025	—	698,154
		Six-
		Month
		USD
		BBA
GSG	Pay	LIBOR	7.210	1/13/19 INR	935,000	USD	15,039	—	1,073,995
		Six-
		Month
		USD
		BBA
GSG	Pay	LIBOR	7.100	1/15/19 INR	931,750	USD	15,045	—	944,426

Total Over-the-Counter Currency Swap								$10,737	$4,305,980

Cleared Interest Rate Swaps at September 30, 2014
	Pay/Receive
	Floating	Floating		Maturity		Notional Amount
Counterparty	Rate	Rate	Fixed Rate	Date		(000’s)	Value

		Three-
		Month USD
BAC	Receive	BBA LIBOR	2.702%	6/18/24	USD	16,440	$(235,059)
		Three-
		Month USD
BOA	Receive	BBA LIBOR	2.543	9/4/24	USD	16,500	178,982
		Six-Month
		AUD BBR
BOA	Pay	BBSW	3.745	9/3/24	AUD	19,000	(105,855)
		Three-
		Month USD
BOA	Receive	BBA LIBOR	2.498	9/2/24	USD	27,500	310,206
		Six-Month
		AUD BBR
BOA	Pay	BBSW	3.670	9/1/24	AUD	31,000	(342,563)
		Three-
		Month CAD
BOA	Receive	BA CDOR	1.660	9/12/16	CAD	280,000	(111,290)

46      OPPENHEIMER INTERNATIONAL BOND FUND

Cleared Interest Rate Swaps (Continued)
	Pay/Receive
	Floating	Floating		Maturity		Notional Amount
Counterparty	Rate	Rate	Fixed Rate	Date		(000’s)	Value

		Three-
		Month NZD
BOA	Pay	BBR FRA	4.040%	9/26/16	NZD	195,000	$(117,829)
		Three-
		Month USD
BOA	Receive	BBA LIBOR	2.628	9/11/24	USD	22,000	8,203
		Three-
		Month NZD
BOA	Pay	BBR FRA	4.088	9/11/16	NZD	158,000	49,106
		Six-Month
		AUD BBR
BOA	Pay	BBSW	3.925	9/10/24	AUD	26,000	191,119
		Three-
		Month USD
BOA	Receive	BBA LIBOR	2.595	8/14/24	USD	28,000	25,517
		Three-
		Month USD
BOA	Receive	BBA LIBOR	2.850	2/18/24	USD	25,000	(614,932)
		Six-Month
		AUD BBR
BOA	Receive	BBSW	3.743	8/11/24	AUD	40,000	204,156
		Six-Month
		AUD BBR
BOA	Pay	BBSW	3.840	8/13/24	AUD	32,000	75,653
		Six-Month
		AUD BBR
BOA	Pay	BBSW	2.775	8/11/17	AUD	119,000	(248,421)
		Three-
		Month USD
GSG	Receive	BBA LIBOR	2.695	6/19/24	USD	16,320	(221,679)
		Three-
		Month USD
JPM	Receive	BBA LIBOR	3.036	1/8/24	USD	120,000	(5,313,347)
		Six-Month
		AUD BBR
JPM	Receive	BBSW	3.583	6/17/19	AUD	150,000	(2,129,210)
		Three-
		Month USD
JPM	Pay	BBA LIBOR	2.190	6/10/18	USD	128,000	(381,670)
		Six-Month
		PLN WIBOR
JPM	Pay	WIBO	2.847	8/29/24	PLN	48,800	(37,121)
		Three-
		Month USD
JPM	Receive	BBA LIBOR	2.570	8/15/24	USD	12,980	42,061
		MXN TIIE
JPM	Pay	BANXICO	6.070	8/1/24	MXN	188,700	(300,211)
		MXN TIIE
JPM	Pay	BANXICO	6.090	7/29/24	MXN	194,500	(282,687)
		Three-
		Month USD
JPM	Receive	BBA LIBOR	2.550	8/12/24	USD	12,960	61,973

47      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value

		Six-Month
		EUR
UBS	Receive	EURIBOR	1.720%	7/15/24	EUR	150,000	$(11,365,961)

Total Cleared Interest Rate Swaps							$(20,660,859)

Over-the-Counter Interest Rate Swaps at September 30, 2014
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value

BOA	Pay	Six-Month INR MIBOR	7.850%	6/11/19	INR	2,920,000	$(65,315)

BOA	Pay	Three- Month MYR KLIBOR	4.510	6/17/24	MYR	54,600	359,050

BOA	Pay	BZDI	11.920	7/1/16	BRL	546,900	(737,347)

BOA	Pay	Six-Month THB THBFIX	2.885	9/26/17	THB	3,450,000	(9,681)

GSG	Pay	BZDI	12.200	7/1/16	BRL	371,900	(348,093)

GSG	Pay	BZDI	10.850	1/4/16	BRL	100,760	(442,874)

GSG	Receive	Three- Month HKD HIBOR HKAB	3.230	7/24/24	HKD	420,000	(258,974)

GSG	Pay	Six-Month SGD SOR VWAP	3.430	9/16/24	SGD	71,000	90,643

GSG	Pay	Six-Month THB THBFIX	2.875	9/26/17	THB	8,600,000	(49,110)

GSG	Receive	Three- Month HKD HIBOR HKAB	3.230	9/12/24	HKD	425,000	(251,154)

GSG	Receive	CNY CNREPOFIX	4.050	8/14/19	CNY	325,000	(1,255,064)

GSG	Pay	Six-Month SGD SOR VWAP	3.185	9/2/24	SGD	70,000	(462,215)

GSG	Pay	MXN TIIE BANXICO	4.260	6/15/16	MXN	801,100	(16,815)

GSG	Pay	Three- Month MYR KLIBOR	4.515	6/17/24	MYR	54,360	364,125

GSG	Receive	Six-Month INR MIBOR	7.980	6/18/19	INR	2,850,000	(167,061)

GSG	Receive	Six-Month INR MIBOR	8.050	6/25/19	INR	3,600,000	(354,582)

GSG	Pay	Three- Month MYR KLIBOR	4.520	6/11/24	MYR	73,000	504,884

GSG	Pay	Three- Month MYR KLIBOR	4.088	6/2/19	MYR	137,000	241,072

GSG	Pay	BZDI	10.860	1/4/16	BRL	194,000	(843,596)

48      OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value

JPM	Receive	Three- Month USD BBA LIBOR	2.150%	5/30/23	USD	27,000	$600,576
JPM	Receive	CNY CNREPOFIX	3.910	8/27/19	CNY	325,000	(884,350)
JPM	Receive	CNY CNREPOFIX	3.840	9/16/19	CNY	340,000	(810,462)
JPM	Receive	Three- Month KRW CD KSDA	3.080	6/10/18	KRW	132,000,000	(1,412,688)
JPM	Receive	CNY CNREPOFIX	3.950	8/15/19	CNY	350,000	(1,085,986)
JPM	Pay	Three- Month KRW CD KSDA	3.280	7/19/24	KRW	37,700,000	478,356
JPM	Pay	Three- Month KRW CD KSDA	3.490	6/24/34	KRW	57,700,000	506,793
JPM	Pay	Three- Month KRW CD KSDA	3.280	6/27/24	KRW	63,500,000	828,189
JPM	Pay	Three- Month KRW CD KSDA	3.200	7/8/24	KRW	37,700,000	361,182
JPM	Pay	BZDI	11.580	7/1/16	BRL	669,300	(1,238,796)
JPM	Pay	MXN TIIE BANXICO	4.280	6/15/16	MXN	795,100	(5,266)
JPM	Receive	Three- Month KRW CD KSDA	3.325	6/24/29	KRW	107,000,000	(498,094)
JPM	Pay	BZDI	11.750	7/1/16	BRL	579,800	(1,081,734)

Total Over-the-Counter Interest Rate Swaps							$(7,944,387)

Over-the-Counter Credit Default Swaptions Written at September 30, 2014
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Expiration		Notional Amount (000’s)		Premiums Received	Value
				Rate	Date

			iTraxx
			Europe
			Crossover
			Series 21
Credit Default Swap maturing 6/20/19 Call	JPM	Buy	Version 1	5.000%	10/15/14	EUR	29,000	$206,433	$(136,335)

Over-the-Counter Interest Rate Swaptions Written at September 30, 2014
		Pay/Receive Floating	Floating	Fixed Expiration		Notional		Premiums
Description	Counterparty	Rate	Rate	Rate	Date	Amount (000’s)		Received	Value
			Three-
			Month
			USD BBA
Interest Rate Swap maturing 12/22/16 Call	BAC	Pay	LIBOR	1.542%	12/18/14	USD	250,000	$375,000	$(339,380)

49      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 9/25/44 Call	BOA	Pay	Three- Month USD BBA LIBOR	4.000%	9/23/16	USD	100,000	$4,100,000	$(3,918,666)
Interest Rate Swap maturing 9/21/27 Call	BOA	Pay	Three- Month USD BBA LIBOR	4.000	9/19/17	USD	220,000	7,300,000	(7,078,832)
Interest Rate Swap maturing 10/6/24 Call	BOA	Receive	Three- Month USD BBA LIBOR	2.690	10/2/14	USD	79,060	434,830	(271,177)
Interest Rate Swap maturing 12/26/24 Call	BOA	Pay	MXN TIIE BANXICO	6.182	1/7/15	MXN	800,000	1,360,907	(2,206,535)
Interest Rate Swap maturing 1/30/17 Call	DEU	Pay	Six- Month PLN WIBOR WIBO	2.400	1/28/15	PLN	500,000	535,054	(125,148)
Interest Rate Swap maturing 9/25/25 Call	GSG	Receive	Six- Month EUR EURIBOR	1.900	9/23/15	EUR	100,000	1,041,943	(1,013,959)
Interest Rate Swap maturing 9/30/39 Call	GSG	Pay	Three- Month USD BBA LIBOR	4.000	9/26/16	USD	175,000	6,483,750	(6,249,099)
Interest Rate Swap maturing 9/23/16 Call	GSG	Pay	MXN TIIE BANXICO	4.630	9/24/15	MXN	3,300,000	1,011,249	(1,103,129)
Interest Rate Swap maturing 9/23/25 Call	GSG	Receive	Six- Month EUR EURIBOR	2.000	9/21/15	EUR	150,000	1,617,903	(1,924,835)
Interest Rate Swap maturing 11/21/19 Call	GSG	Pay	Three- Month ZAR JIBAR SAFEX	7.450	11/21/14	ZAR	217,800	183,831	(289,219)
Interest Rate Swap maturing 1/26/17 Call	GSG	Pay	Six- Month PLN WIBOR WIBO	2.507	1/22/15	PLN	522,000	552,013	(78,196)
Interest Rate Swap maturing 1/28/17 Call	GSG	Pay	Six- Month PLN WIBOR WIBO	2.507	1/26/15	PLN	522,000	555,410	(83,680)

50      OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 2/2/17 Call	GSG	Pay	Six- Month PLN WIBOR WIBO	2.400%	1/29/15	PLN	1,100,000	$1,066,460	$(276,991)
Interest Rate Swap maturing 4/30/24 Call	GSG	Pay	Three- Month KRW CD KSDA	4.530	4/29/19	KRW	100,000,000	579,626	(200,308)
Interest Rate Swap maturing 1/29/17 Call	GSG	Pay	Six- Month PLN WIBOR WIBO	2.380	1/27/15	PLN	521,800	512,218	(137,833)
Interest Rate Swap maturing 1/2/20 Call	GSG	Pay	MXN TIIE BANXICO	5.235	1/7/15	MXN	1,400,000	1,169,143	(2,368,886)
Interest Rate Swap maturing 1/27/17 Call	GSG	Pay	Six- Month PLN WIBOR WIBO	2.380	1/23/15	PLN	521,800	509,670	(130,985)
Interest Rate Swap maturing 2/12/29 Call	JPM	Pay	Three- Month KRW CD KSDA	4.610	2/11/19	KRW	100,000,000	1,026,886	(202,990)
Interest Rate Swap maturing 9/28/26 Call	JPM	Pay	Three- Month USD BBA LIBOR	3.272	9/26/16	USD	100,000	4,000,000	(3,989,167)
Interest Rate Swap maturing 11/13/24 Call	JPM	Pay	Six- Month AUD BBR BBSW	3.905	11/12/14	AUD	75,000	822,266	(465,589)
Interest Rate Swap maturing 8/12/25 Call	JPM	Pay	Six- Month EUR EURIBOR	2.750	8/10/15	EUR	250,000	2,126,198	(1,142,618)
Interest Rate Swap maturing 7/21/25 Call	UBS	Receive	Six- Month EUR EURIBOR	1.421	7/17/15	EUR	48,850	792,425	(1,414,197)

Total Over-the-Counter Interest Rate Swaptions Written								$38,156,782	$(35,011,419)

51      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippines Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

52      OPPENHEIMER INTERNATIONAL BOND FUND

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CNREPOFIX	Repurchase Fixing Rates
EURIBOR	Euro Interbank Offered Rate
FIX1	Reference Rate Value
ISDA	International Swaps and Derivatives Association, Inc.
iTraxx Europe
Crossover Series
21 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
MIBOR	Mumbai Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
LIF	London International Financial Futures and Options Exchange

See accompanying Notes to Financial Statements.

53      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2014

Assets
Investments, at value (cost $8,609,437,628)—see accompanying statement of investments	$8,364,839,226
Cash	15,670,983
Cash—foreign currencies (cost $664,031)	671,807
Cash used for collateral on centrally cleared swaps	49,102,942
Unrealized appreciation on foreign currency exchange contracts	281,721,435
Swaps, at value (net premiums paid $776,371)	15,703,850
Centrally cleared swaps, at value	1,146,976
Receivables and other assets:
Investments sold	108,943,145
Interest, dividends and principal paydowns	91,206,356
Other	500,961

Total assets	8,929,507,681
Liabilities
Unrealized depreciation on foreign currency exchange contracts	212,782,301
Options written, at value (premiums received $75,535,809)	88,012,688
Swaps, at value (net premiums received $2,552,128)	18,442,766
Centrally cleared swaps, at value	21,807,835
Swaptions written, at value (premiums received $38,363,215)	35,147,754
Payables and other liabilities:
Investments purchased (including $7,126,175 purchased on a when-issued or delayed delivery basis)	57,693,063
Shares of beneficial interest redeemed	28,144,439
Dividends	2,274,772
Distribution and service plan fees	904,907
Trustees’ compensation	240,485
Variation margin payable	81,078
Shareholder communications	64,857
Other	462,728

Total liabilities	466,059,673

Net Assets	$8,463,448,008

Composition of Net Assets
Par value of shares of beneficial interest	$1,409,732
Additional paid-in capital	8,824,184,854
Accumulated net investment loss	(84,556,780)
Accumulated net realized loss on investments and foreign currency transactions	(68,393,193)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(209,196,605)

Net Assets	$8,463,448,008

54      OPPENHEIMER INTERNATIONAL BOND FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,104,219,706 and 516,691,402 shares of beneficial interest outstanding)	$6.01
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$6.31

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $73,164,661 and 12,224,227 shares of beneficial interest outstanding)	$5.99

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $858,280,898 and 143,393,974 shares of beneficial interest outstanding)	$5.99

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $779,477,954 and 129,910,163 shares of beneficial interest outstanding)	$6.00

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $216,721,018 and 36,179,055 shares of beneficial interest outstanding)	$5.99

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $3,431,583,771 and 571,333,284 shares of beneficial interest outstanding)	$6.01

See accompanying Notes to Financial Statements.

55      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF OPERATIONS For The Year Ended September 30, 2014

Investment Income
Interest (net of foreign withholding taxes of $2,376,529)	$397,489,269
Dividends from affiliated companies	167,791

Total investment income	397,657,060

Expenses
Management fees	48,648,833
Distribution and service plan fees:
Class A	10,005,765
Class B	997,410
Class C	10,337,006
Class R1	1,180,893
Transfer and shareholder servicing agent fees:
Class A	9,181,361
Class B	248,939
Class C	1,986,593
Class I	182,924
Class R1	737,215
Class Y	6,936,034
Shareholder communications:
Class A	597,441
Class B	22,839
Class C	135,947
Class I	1,337
Class R1	8,726
Class Y	541,039
Custodian fees and expenses	1,178,567
Trustees’ compensation	202,828
Other	565,904
Total expenses	93,697,601
Less waivers and reimbursements of expenses	(388,546)
Net expenses	93,309,055
Net Investment Income	304,348,005

56      OPPENHEIMER INTERNATIONAL BOND FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (includes premiums on options and swaptions exercised)	$(38,640,664)
Closing and expiration of option contracts written	23,721,062
Closing and expiration of futures contracts	(27,505,220)
Foreign currency transactions	(201,924,282)
Swap contracts	(74,806,569)
Closing and expiration of swaption contracts written	23,494,014

Net realized loss	(295,661,659)
Net change in unrealized appreciation/depreciation on:
Investments	243,927,836
Translation of assets and liabilities denominated in foreign currencies	(125,261,055)
Futures contracts	21,719,828
Option contracts written	(27,694,993)
Swap contracts	25,192,020
Swaption contracts written	49,995,329

Net change in unrealized appreciation/depreciation	187,878,965
Net Increase in Net Assets Resulting from Operations	$196,565,311

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

57      OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
Operations
Net investment income	$304,348,005	$450,587,360
Net realized loss	(295,661,659)	(50,658,128)
Net change in unrealized appreciation/depreciation	187,878,965	(751,083,746)

Net increase (decrease) in net assets resulting from operations	196,565,311	(351,154,514)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(49,126,496)	(207,329,209)
Class B	(913,904)	(4,769,252)
Class C	(9,773,444)	(45,809,112)
Class I	(8,451,135)	(8,379,307)
Class R1	(2,577,862)	(9,643,527)
Class Y	(46,766,266)	(187,397,255)

	(117,609,127)	(463,327,662)

Distributions from net realized gain:
Class A	(1,551,481)	(35,431,146)
Class B	(41,079)	(1,125,675)
Class C	(397,939)	(9,753,509)
Class I	(171,958)	(202,424)
Class R1	(86,156)	(1,870,317)
Class Y	(1,251,387)	(29,569,939)

	(3,500,000)	(77,953,010)

Tax return of capital distributions:
Class A	(77,492,539)	—
Class B	(1,441,599)	—
Class C	(15,416,710)	—
Class I	(13,330,890)	—
Class R1	(4,066,340)	—
Class Y	(73,769,522)	—

	(185,517,600)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(1,653,442,423)	(700,925,118)
Class B	(54,893,347)	(54,212,964)
Class C	(370,198,065)	(270,119,587)
Class I	249,628,901	577,670,503
Class R1	(33,203,127)	(42,305,087)
Class Y	(468,544,980)	(459,827,692)

	(2,330,653,041)	(949,719,945)

58      OPPENHEIMER INTERNATIONAL BOND FUND

Net Assets
Total decrease	(2,440,714,457)	(1,842,155,131)
Beginning of period	10,904,162,465	12,746,317,596

End of period (including accumulated net investment loss of $84,556,780 and $69,078,199, respectively)	$8,463,448,008	$10,904,162,465

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

59      OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 28,	September 30,	September 30,
Class A	2014	2013	2012[1]	2011	2010

Per Share Operating Data
Net asset value, beginning of period	$6 .09	$6 .54	$6 .29	$6 .80	$6 .54

Income (loss) from investment operations:
Net investment income[2]	0 .19	0 .23	0 .25	0 .25	0 .26
Net realized and unrealized gain (loss)	(0 .08)	(0 .40)	0 .33	(0 .44)	0 .31

Total from investment operations	0 .11	(0 .17)	0 .58	(0 .19)	0 .57

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .07)	(0 .24)	(0 .33)	(0 .26)	(0 .26)
Distributions from net realized gain	0 .00 [3]	(0 .04)	0 .00	(0 .06)	(0 .05)
Tax return of capital distributions	(0 .12)	0 .00	0 .00	0 .00	0 .00

Total dividends and/or distributions to shareholders	(0 .19)	(0 .28)	(0 .33)	(0 .32)	(0 .31)

Net asset value, end of period	$6 .01	$6 .09	$6 .54	$6 .29	$6 .80

Total Return, at Net Asset Value[4]	1 .86%	(2 .77)%	9 .58%	(2 .88)%	9 .04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,104,220	$4,794,923	$5,886,327	$6,382,276	$7,406,875

Average net assets (in thousands)	$4,022,858	$5,586,929	$6,013,740	$7,004,799	$7,345,330

Ratios to average net assets:[5]
Net investment income	3 .16%	3 .61%	3 .89%	3 .80%	4 .04%
Total expenses[6]	1 .02%	1 .01%	1 .02%	0 .98%	0 .98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .02%	1 .01%	1 .02%	0 .98%	0 .98%

Portfolio turnover rate	108%	105%	111%	80%	146%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	1.02%
Year Ended September 30, 2013	1.01%
Year Ended September 28, 2012	1.02%
Year Ended September 30, 2011	0.98%
Year Ended September 30, 2010	0.98%

See accompanying Notes to Financial Statements.

60      OPPENHEIMER INTERNATIONAL BOND FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 28,	September 30,	September 30,
Class B	2014	2013	2012[1]	2011	2010

Per Share Operating Data
Net asset value, beginning of period	$6 .07	$6 .51	$6 .27	$6 .78	$6 .52

Income (loss) from investment operations:
Net investment income[2]	0 .14	0 .18	0 .19	0 .19	0 .20
Net realized and unrealized gain (loss)	(0 .08)	(0 .40)	0 .33	(0 .44)	0 .31

Total from investment operations	0 .06	(0 .22)	0 .52	(0 .25)	0 .51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .05)	(0 .18)	(0 .28)	(0 .20)	(0 .20)
Distributions from net realized gain	0 .00 [3]	(0 .04)	0 .00	(0 .06)	(0 .05)
Tax return of capital distributions	(0 .09)	0 .00	0 .00	0 .00	0 .00

Total dividends and/or distributions to shareholders	(0 .14)	(0 .22)	(0 .28)	(0 .26)	(0 .25)

Net asset value, end of period	$5 .99	$6 .07	$6 .51	$6 .27	$6 .78

Total Return, at Net Asset Value[4]	1 .06%	(3 .46)%	8 .50%	(3 .74)%	8 .13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,164	$128,905	$193,955	$226,660	$286,029

Average net assets (in thousands)	$99,269	$165,674	$208,830	$257,491	$279,115

Ratios to average net assets:[5]
Net investment income	2 .38%	2 .77%	3 .02%	2 .93%	3 .18%
Total expenses[6]	1 .81%	1 .85%	1 .89%	1 .84%	1 .85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .81%	1 .85%	1 .89%	1 .84%	1 .85%

Portfolio turnover rate	108%	105%	111%	80%	146%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	1.81%
Year Ended September 30, 2013	1.85%
Year Ended September 28, 2012	1.89%
Year Ended September 30, 2011	1.84%
Year Ended September 30, 2010	1.85%

See accompanying Notes to Financial Statements.

61      OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 28,	September 30,	September 30,
Class C	2014	2013	2012[1]	2011	2010

Per Share Operating Data
Net asset value, beginning of period	$6 .07	$6 .51	$6 .27	$6 .78	$6 .52

Income (loss) from investment operations:
Net investment income[2]	0 .15	0 .19	0 .20	0 .21	0 .21
Net realized and unrealized gain (loss)	(0 .08)	(0 .40)	0 .33	(0 .45)	0 .31

Total from investment operations	0 .07	(0 .21)	0 .53	(0 .24)	0 .52

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .06)	(0 .19)	(0 .29)	(0 .21)	(0 .21)
Distributions from net realized gain	0 .00 [3]	(0 .04)	0 .00	(0 .06)	(0 .05)
Tax return of capital distributions	(0 .09)	0 .00	0 .00	0 .00	0 .00

Total dividends and/or distributions to shareholders	(0 .15)	(0 .23)	(0 .29)	(0 .27)	(0 .26)

Net asset value, end of period	$5 .99	$6 .07	$6 .51	$6 .27	$6 .78

Total Return, at Net Asset Value[4]	1 .13%	(3 .30)%	8 .69%	(3 .58)%	8 .29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$858,281	$1,238,931	$1,614,123	$1,724,712	$2,029,424

Average net assets (in thousands)	$1,033,206	$1,509,389	$1,651,022	$1,891,414	$1,965,153

Ratios to average net assets:[5]
Net investment income	2 .45%	2 .93%	3 .21%	3 .10%	3 .34%
Total expenses[6]	1 .74%	1 .69%	1 .71%	1 .68%	1 .69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .74%	1 .69%	1 .71%	1 .68%	1 .69%

Portfolio turnover rate	108%	105%	111%	80%	146%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	1.74%
Year Ended September 30, 2013	1.69%
Year Ended September 28, 2012	1.71%
Year Ended September 30, 2011	1.68%
Year Ended September 30, 2010	1.69%

See accompanying Notes to Financial Statements.

62      OPPENHEIMER INTERNATIONAL BOND FUND

	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 28, 2012[1,2]

Class I

Per Share Operating Data
Net asset value, beginning of period	$6 .08	$6 .53	$6.36

Income (loss) from investment operations:
Net investment income[3]	0 .22	0 .24	0 .18
Net realized and unrealized gain (loss)	(0 .08)	(0 .38)	0 .18

Total from investment operations	0 .14	(0 .14)	0 .36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .09)	(0 .27)	(0.19)
Distributions from net realized gain	0 .00 [4]	(0 .04)	0 .00
Tax return of capital distributions	(0 .13)	0 .00	0 .00

Total dividends and/or distributions to shareholders	(0 .22)	(0 .31)	(0.19)

Net asset value, end of period	$6 .00	$6 .08	$6.53

Total Return, at Net Asset Value[5]	2 .32%	(2 .31)%	5.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$779,478	$542,637	$855

Average net assets (in thousands)	$611,312	$206,805	$380

Ratios to average net assets:[6]
Net investment income	3 .58%	3 .95%	4.20%
Total expenses[7]	0 .56%	0 .57%	0.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .56%	0 .57%	0.57%

Portfolio turnover rate	108%	105%	111%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year.

2. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	0.56%
Year Ended September 30, 2013	0.57%
Period Ended September 28, 2012	0.57%

See accompanying Notes to Financial Statements.

63      OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$6 .07	$6 .52	$6 .28	$6 .79	$6 .52

Income (loss) from investment operations:
Net investment income[2]	0 .17	0 .20	0 .22	0 .22	0 .23
Net realized and unrealized gain (loss)	(0 .08)	(0 .40)	0 .33	(0 .44)	0 .32

Total from investment operations	0 .09	(0 .20)	0 .55	(0 .22)	0 .55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .07)	(0 .21)	(0 .31)	(0 .23)	(0 .23)
Distributions from net realized gain	0 .00 [3]	(0 .04)	0 .00	(0 .06)	(0 .05)
Return of capital distributions	(0 .10)	0 .00	0 .00	0 .00	0 .00

Total dividends and/or distributions to shareholders	(0 .17)	(0 .25)	(0 .31)	(0 .29)	(0 .28)

Net asset value, end of period	$5 .99	$6 .07	$6 .52	$6 .28	$6 .79

Total Return, at Net Asset Value[4]	1 .55%	(3 .16)%	9 .01%	(3 .28)%	8 .80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$216,721	$252,758	$314,773	$322,070	$310,338

Average net assets (in thousands)	$234,841	$290,208	$314,673	$325,834	$279,336

Ratios to average net assets:[5]
Net investment income	2 .84%	3 .19%	3 .50%	3 .39%	3 .65%
Total expenses[6]	1 .35%	1 .53%	1 .54%	1 .44%	1 .65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .32%	1 .43%	1 .41%	1 .38%	1 .38%

Portfolio turnover rate	108%	105%	111%	80%	146%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	1.35%
Year Ended September 30, 2013	1.53%
Year Ended September 28, 2012	1.54%
Year Ended September 30, 2011	1.44%
Year Ended September 30, 2010	1.65%

See accompanying Notes to Financial Statements.

64      OPPENHEIMER INTERNATIONAL BOND FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 28,	September 30,	September 30,
Class Y	2014	2013	2012[1]	2011	2010

Per Share Operating Data
Net asset value, beginning of period	$6 .09	$6 .53	$6 .29	$6 .80	$6 .54

Income (loss) from investment operations:
Net investment income[2]	0 .21	0 .25	0 .26	0 .27	0 .28
Net realized and unrealized gain (loss)	(0 .08)	(0 .40)	0 .33	(0 .44)	0 .31

Total from investment operations	0 .13	(0 .15)	0 .59	(0 .17)	0 .59

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .08)	(0 .25)	(0 .35)	(0 .28)	(0 .28)
Distributions from net realized gain	0 .00 [3]	(0 .04)	0 .00	(0 .06)	(0 .05)
Tax return of capital distributions	(0 .13)	0 .00	0 .00	0 .00	0 .00

Total dividends and/or distributions to shareholders	(0 .21)	(0 .29)	(0 .35)	(0 .34)	(0 .33)

Net asset value, end of period	$6 .01	$6 .09	$6 .53	$6 .29	$6 .80

Total Return, at Net Asset Value[4]	2 .14%	(2 .36)%	9 .71%	(2 .64)%	9 .38%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,431,584	$3,946,008	$4,736,285	$4,084,001	$3,388,175

Average net assets (in thousands)	$3,532,821	$4,710,455	$4,446,720	$3,861,749	$2,732,256

Ratios to average net assets:[5]
Net investment income	3 .43%	3 .88%	4 .16%	4 .04%	4 .38%
Total expenses[6]	0 .74%	0 .74%	0 .75%	0 .74%	0 .67%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .74%	0 .74%	0 .75%	0 .73%	0 .67%

Portfolio turnover rate	108%	105%	111%	80%	146%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2014	0.74%
Year Ended September 30, 2013	0.74%
Year Ended September 28, 2012	0.75%
Year Ended September 30, 2011	0.74%
Year Ended September 30, 2010	0.67%

See accompanying Notes to Financial Statements.

65      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2014

1. Significant Accounting Policies

Oppenheimer International Bond Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

66      OPPENHEIMER INTERNATIONAL BOND FUND

1. Significant Accounting Policies (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$7,126,175

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2014 is as follows:

Cost	$33,100,629
Market Value	$805,000
Market value as % of Net Assets	0.01%

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

67      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

68      OPPENHEIMER INTERNATIONAL BOND FUND

1. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$—	$—	$62,458,793	$294,215,730

1. As of September 30, 2014, the Fund had $58,675,063 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

No expiration	$58,675,063

2. The Fund had $3,783,730 of straddle losses which were deferred.

3. During the fiscal year ended September 30, 2014, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended September 30, 2013, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for September 30, 2014. Net assets of the Fund were unaffected by the reclassifications.

	Increase	Reduction
	to Accumulated	to Accumulated Net
Reduction	Net Investment	Realized Loss
to Paid-in Capital	Loss	on Investments

$206,549,952	$16,699,859	$223,249,811

69      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

	Year Ended	Year Ended
	September 30, 2014	September 30, 2013

Distributions paid from:
Ordinary income	$121,109,127	$268,505,254
Long-term capital gain	—	272,775,418
Return of capital	185,517,600	—

Total	$306,626,727	$541,280,672

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$8,616,292,989
Federal tax cost of other investments	(830,164,080)

Total federal tax cost	$7,786,128,909

Gross unrealized appreciation	$327,182,339
Gross unrealized depreciation	(621,398,069)

Net unrealized depreciation	$(294,215,730)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable,

70      OPPENHEIMER INTERNATIONAL BOND FUND

1. Significant Accounting Policies (Continued)

represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and

71      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

“asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

72      OPPENHEIMER INTERNATIONAL BOND FUND

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

73      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$41,887,161	$7,318,905	$49,206,066
Mortgage-Backed Obligation	—	26,231,071	—	26,231,071
U.S. Government Obligation	—	20,005,860	—	20,005,860
Foreign Government Obligations	—	4,882,784,229	—	4,882,784,229
Corporate Bonds and Notes	—	2,304,842,780	16,462,694	2,321,305,474
Common Stock	—	—	1,178	1,178
Structured Securities	—	26,349,212	5,427,544	31,776,756
Short-Term Notes	—	886,160,114	—	886,160,114
Over-the-Counter Options
Purchased	—	96,077,486	—	96,077,486
Over-the-Counter Interest Rate
Swaptions Purchased	—	51,290,992	—	51,290,992

Total Investments, at Value	—	8,335,628,905	29,210,321	8,364,839,226
Other Financial Instruments:
Swaps, at value	—	15,703,850	—	15,703,850
Centrally cleared swaps, at value	—	1,146,976	—	1,146,976
Foreign currency exchange contracts	—	281,721,435	—	281,721,435

Total Assets	$—	$8,634,201,166	$29,210,321	$8,663,411,487

74      OPPENHEIMER INTERNATIONAL BOND FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(18,442,766)	$—	$(18,442,766)
Centrally cleared swaps, at value	—	(21,807,835)	—	(21,807,835)
Options written, at value	(3,182,886)	(84,829,802)	—	(88,012,688)
Futures contracts	(73,697)	—	—	(73,697)
Foreign currency exchange contracts	—	(212,782,301)	—	(212,782,301)
Swaptions written, at value	—	(35,147,754)	—	(35,147,754)

Total Liabilities	$(3,256,583)	$(373,010,458)	$—	$(376,267,041)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Corporate Bonds and Notes	$(18,675,816)	$18,675,816

Total Assets	$(18,675,816)	$18,675,816

*Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	93,893,827	$573,829,336	169,999,853	$1,096,720,599
Dividends and/or distributions reinvested	18,965,759	115,857,840	34,057,019	218,725,321
Redeemed	(383,605,609)	(2,343,129,599)	(317,280,030)	(2,016,371,038)

Net decrease	(270,746,023)	$(1,653,442,423)	(113,223,158)	$(700,925,118)

75      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Class B
Sold	279,380	$1,704,751	770,887	$4,999,634
Dividends and/or distributions reinvested	343,297	2,088,347	783,095	5,026,246
Redeemed	(9,648,212)	(58,686,445)	(10,093,565)	(64,238,844)

Net decrease	(9,025,535)	$(54,893,347)	(8,539,583)	$(54,212,964)

Class C
Sold	8,346,769	$50,793,094	26,672,457	$172,591,137
Dividends and/or distributions reinvested	3,321,785	20,209,071	6,785,301	43,478,473
Redeemed	(72,489,928)	(441,200,230)	(77,120,939)	(486,189,197)

Net decrease	(60,821,374)	$(370,198,065)	(43,663,181)	$(270,119,587)

Class I
Sold	92,310,345	$564,165,663	93,571,163	$605,032,423
Dividends and/or distributions reinvested	3,302,556	20,151,150	1,287,295	7,890,371
Redeemed	(54,936,352)	(334,687,912)	(5,755,768)	(35,252,291)

Net increase	40,676,549	$249,628,901	89,102,690	$577,670,503

Class R1
Sold	6,594,619	$40,185,723	10,017,017	$64,394,771
Dividends and/or distributions reinvested	1,029,781	6,271,893	1,676,531	10,735,942
Redeemed	(13,074,802)	(79,660,743)	(18,368,050)	(117,435,800)

Net decrease	(5,450,402)	$(33,203,127)	(6,674,502)	$(42,305,087)

Class Y
Sold	235,489,465	$1,438,348,304	306,355,987	$1,956,264,328
Dividends and/or distributions reinvested	16,984,065	103,739,096	28,172,034	180,799,056
Redeemed	(329,316,220)	(2,010,632,380)	(411,258,163)	(2,596,891,076)

Net decrease	(76,842,690)	$(468,544,980)	(76,730,142)	$(459,827,692)

1. Effective July 1, 2014, Class N shares were renamed Class R.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$8,124,477,554	$10,000,360,286
U.S. government and government agency obligations	636,866,421	702,440,029

76      OPPENHEIMER INTERNATIONAL BOND FUND

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Next $10 billion	0.48
Over $15 billion	0.45

The Fund’s management fee for the fiscal year ended September 30, 2014 was 0.51% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities.

77      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class R
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Sales Charges	Charges	Charges	Charges	Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor
September 30, 2014	$236,425	$75,984	$271,206	$86,528	$5,437

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5. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 30, 2014, the Manager waived fees and/or reimbursed the Fund $242,657 for IMMF management fees.

    The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, R and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class. The limit was removed on January 28, 2014.

During the year ended September 30, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$60,202
Class B	2,053
Class C	19,471
Class R	64,163

    These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

79      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

    Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

    The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

    The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

    The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

    The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

    During the year ended September 30, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $5,725,337,287 and $7,331,824,453, respectively.

    Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures

81      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

    The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

    During the year ended September 30, 2014, the Fund had an ending monthly average market value of $22,887,858 and $657,649,549 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

    The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

    During the year ended September 30, 2014, the Fund had an ending monthly average market value of $16,880,477 and $62,348,378 on purchased call options and purchased put options, respectively.

    Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

    The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

    The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    During the year ended September 30, 2014, the Fund had an ending monthly average market value of $23,647,822 and $24,704,194 on written call options and written put options, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the year ended September 30, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of September 30, 2013	193,660,800,000	$53,576,063	180,711,880,000	$38,605,259
Options written	2,121,644,463,720	85,343,572	7,777,000,559,268	148,650,983
Options closed or expired	(75,087,040,000)	(8,910,011)	(1,945,787,550,000)	(14,811,051)
Options exercised	(2,198,976,221,720)	(111,497,303)	(4,181,663,057,125)	(115,421,703)

Options outstanding as of September 30, 2014	41,242,002,000	$18,512,321	1,830,261,832,143	$57,023,488

83      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the year ended September 30, 2014, the Fund had ending monthly average notional amounts of $87,775,686 and $91,115,824 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on various foreign currency notional amounts and receive an interest rate on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts may decrease exposure to foreign exchange rate risk related to positions held by the Fund.

For the year ended September 30, 2014, the Fund had ending monthly average notional amounts of $76,730,394 and $55,509,284 on currency swaps which pay a fixed rate and which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

85      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the year ended September 30, 2014, the Fund had ending monthly average notional amounts of $1,235,593,356 and $2,150,977,547 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

    Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

    The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

    The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

    The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

    The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

    The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

    The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

    The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

    The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

    The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

    During the year ended September 30, 2014, the Fund had an ending monthly average market value of $45,287,653 and $68,294,195 on purchased and written swaptions, respectively.

Written swaption activity for the year ended September 30, 2014 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of September 30, 2013	7,750,335,000	$108,644,262
Swaptions written	241,933,393,000	160,247,144
Swaptions closed or expired	(8,712,833,000)	(23,494,014)
Swaptions exercised	(29,988,585,000)	(207,034,177)

Swaptions outstanding as of September 30, 2014	210,982,310,000	$38,363,215

87      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

    As of September 30, 2014, the Fund has required certain counterparties to post collateral of $97,892,543.

    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at September 30, 2014:

		Gross Amounts Not Offset in the Statement of Assets &
		Liabilities (Continued)
Counterparty	Gross Amount of Assets in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$97,558,792	$(74,920,538)	$(17,158,889)	$—	$5,479,365
Barclays Bank plc	21,786,215	(18,653,434)	(3,132,781)	—	—
BNP Paribas	33,366	(33,366)	—	—	—
Citibank NA	17,003,626	(11,394,045)	(4,706,469)	—	903,112

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NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

		Gross Amounts Not Offset in the Statement of Assets &
		Liabilities (Continued)
Counterparty	Gross Amount of Assets in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Credit Suisse International	$2,956,648	$—	$(2,786,273)	$—	$170,375
Deutsche Bank Securities, Inc.	77,620,547	(66,715,155)	(5,328,183)	(4,690,000)	887,209
Goldman Sachs Bank USA	24,482,312	(24,482,312)	—	—	—
Goldman Sachs Group, Inc. (The)	52,734,580	(50,840,849)	—	—	1,893,731
HSBC Bank USA NA	2,528,696	—	(2,083,110)	—	445,586
JPMorgan Chase Bank NA	66,681,434	(66,681,434)	—	—	—
Morgan Stanley	6,000	—	(6,000)	—	—
Morgan Stanley Capital Services, Inc.	33,100,148	(1,043,113)	(29,868,058)	—	2,188,977
Royal Bank of Scotland plc (The)	23,192,153	(14,489,145)	(6,798,725)	—	1,904,283
Toronto Dominion Bank	20,944,244	(11,102,718)	(6,873,992)	—	2,967,534
UBS AG	4,165,002	(1,414,197)	(2,750,805)	—	—

	$444,793,763	$(341,770,306)	$(81,493,285)	$(4,690,000)	16,840,172

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at September 30, 2014:

		Gross Amounts Not Offset in the Statement
		of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(74,920,538)	$74,920,538	$—	$—	$—
Barclays Bank plc	(18,653,434)	18,653,434	—	—	—
BNP Paribas	(435,759)	33,366	402,393	—	—
Citibank NA	(11,394,045)	11,394,045	—	—	—
Deutsche Bank Securities, Inc.	(66,715,155)	66,715,155	—	—	—
Goldman Sachs Bank USA	(27,968,813)	24,482,312	—	—	(3,486,501)
Goldman Sachs Group, Inc. (The)	(50,840,849)	50,840,849	—	—	—

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

		Gross Amounts Not Offset in the Statement
		of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
JPMorgan Chase Bank NA	$(70,956,582)	$66,681,434	$3,590,052	$—	$(685,096)
Morgan Stanley Capital Services, Inc.	(1,043,113)	1,043,113	—	—	—
Nomura Global Financial Products, Inc.	(1,268,275)	—	1,090,319	—	(177,956)
Royal Bank of Scotland plc (The)	(14,489,145)	14,489,145	—	—	—
Toronto Dominion Bank	(11,102,718)	11,102,718	—	—	—
UBS AG	(1,414,197)	1,414,197	—	—	—

	$(351,202,623)	$341,770,306	$5,082,764	$—	$(4,349,553)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statements of investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of September 30, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$7,063,000	Swaps, at value	$6,163,509
Foreign exchange contracts	Swaps, at value	4,305,980
Interest rate contracts	Swaps, at value	4,334,870	Swaps, at value	12,279,257
Interest rate contracts	Centrally cleared swaps, at value	1,146,976	Centrally cleared swaps, at value	21,807,835
Interest rate contracts			Variation margin payable	81,078	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	281,721,435	Unrealized depreciation on foreign currency exchange contracts	212,782,301
Foreign exchange contracts			Options written, at value	80,766,330
Interest rate contracts			Options written, at value	7,246,358
Credit contracts			Swaptions written, at
			value	136,335

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NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments (Continued)	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate				Swaptions written, at
				value	$35,011,419
Foreign exchange contracts	Investments, at value	$96,077,486	**
Interest rate contracts	Investments, at value	51,290,992	**

Total		$445,940,739			$376,274,422

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Statement of Operations is as follows:

	Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions
Credit contracts	$(6,742,272)	$6,390,689	$—	$—	$—
Foreign exchange contracts	25,862,073	—	21,753,887	—	(5,667,875)
Interest rate contracts	(111,472,454)	17,103,325	1,967,175	(27,505,220)	—

Total	$(92,352,653)	$23,494,014	$23,721,062	$(27,505,220)	$(5,667,875)

*Includes purchased options contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total
Credit contracts	$547,833	$196,250
Foreign exchange contracts	2,896,668	44,844,753
Interest rate contracts	(78,251,070)	(198,158,244)

Total	$(74,806,569)	$(153,117,241)

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Swaption contracts written	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies
Credit contracts	$1,105,550	$(405,366)	$—	$—	$—
Foreign exchange contracts	62,136,410	—	(26,618,336)	—	41,273,364
Interest rate contracts	(19,805,114)	50,400,695	(1,076,657)	21,719,828	—

Total	$43,436,846	$49,995,329	$(27,694,993)	$21,719,828	$41,273,364

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total
Credit contracts	$ 1,176,409	$ 1,876,593
Foreign exchange contracts	4,316,717	81,108,155
Interest rate contracts	19,698,894	70,937,646

Total	$ 25,192,020	$ 153,922,394

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Securities

As of September 30, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to

93      OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Pending Litigation (Continued)

represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Suit”). OFI believes the California Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Suit, or whether any costs that OFI may bear in defending the California Suit might not be reimbursed by insurance, OFI believes the California Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer International Bond Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Bond Fund, including the statement of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Bond Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 26, 2014

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

    Capital gain distributions of $0.00216 per share were paid to Class A, Class B, Class C, Class I, Class R and Class Y shareholders, respectively, on December 30, 2013. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

    None of the dividends paid by the Fund during the fiscal year ended September 30, 2014 are eligible for the corporate dividend-received deduction.

    Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2014 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2014, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

    Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2014, the maximum amount allowable but not less than $8,116,084 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

96      OPPENHEIMER INTERNATIONAL BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

97      OPPENHEIMER INTERNATIONAL BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Sara Zervos and Hemant Baijal, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Manager, the Sub-Adviser and the Fund. Throughout the year, the Manager and the Sub-Adviser provided information on the investment performance of the Fund, the Manager and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Manager, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail world bond funds. The Board considered that the Fund underperformed its performance category median for the one-, three- and five-year periods and that the Fund outperformed its performance category median for the ten-year period. The Board also noted that the Fund performed in the fourth quintile of its performance category for the one- and three-year periods, but that it ranked in the third quintile for the five-year period and in the first quintile for the ten-year period. The Board considered the Manager’s assertion that the Fund underperformed in the one-, three- and five-year periods due to its exposure to emerging market debt, which suffered periods of volatility in 2011 and 2013 and well as other factors that contributed to underperformance. The Board also considered the Fund’s performance rankings as compared to its peer group, noting that the Fund ranked in the sixtieth, fiftieth, thirtieth and first percentiles for the one-, three-, five- and ten-year periods.

    Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the Sub-Adviser and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load world bond funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than their respective peer group medians and category medians. The Fund’s contractual management fee and total expenses ranked in the first and second quintiles, respectively. Within the total asset range of $5 billion to $10 billion, the Fund’s effective management fee rate was lower than its peer group median and category median.

    Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize

98      OPPENHEIMER INTERNATIONAL BOND FUND

economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

99      OPPENHEIMER INTERNATIONAL BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

100      OPPENHEIMER INTERNATIONAL BOND FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1995) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April

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TRUSTEES AND OFFICERS Unaudited / Continued

Beverly L. Hamilton, Continued	2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

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TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Baijal, Steinmetz, Gabinet, Mss. Zervos, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Sara J. Zervos, Ph.D. Vice President (since 2009) Year of Birth: 1969	Senior Vice President of the Sub-Adviser (since January 2011); Head of the Global Debt Team (since October 2010) and is the team’s Director of International Research; Vice President of the Sub-Adviser (April 2008-December 2010). Portfolio manager with Sailfish Capital Management (May 2007-February 2008) and a portfolio manager for emerging market debt at

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Sara J. Zervos, Ph.D. Continued	Dillon Read Capital Management and OTA Asset Management (June 2004-April 2007). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Hemant Baijal Vice President (since 2013) Year of Birth: 1962	Vice President and Senior Portfolio Manager of the Sub-Adviser (since July 2011). Co-founder, Partner and Portfolio Manager of Six Seasons Global Asset Management (January 2009-December 2010). Partner and Portfolio Manager of Aravali Partners, LLC (September 2006-December 2008); Partner and Portfolio Manager at Havell Capital Management, LLC (November 1996-August 2006). A portfolio manager and officer in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. And OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER INTERNATIONAL BOND FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

A Better Website for Investors. We redesigned the OppenheimerFunds investor site to help you find the information and services you need—quickly. Whether you want to review your account, download a form, explore a new fund, plan for retirement, save for higher education, or explore our market insights, it's all right there, easy to find and access from the home page. Visit **oppenheimerfunds.com/investors** to see how well the new site will work for you.

You can also visit our website for 24-hour access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hour automated information and automated transactions. Representatives are also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0880.001.0914 November 24, 2014

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $64,500 in fiscal 2014 and $63,300 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,042,959 in fiscal 2014 and $500,945 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $1,250 in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $467,462 in fiscal 2014 and $653,930 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,511,671 in fiscal 2014 and $1,154,875 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 11/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 11/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 11/10/2014